[VANGUARD TAX-MANAGED FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Tax-Managed Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                                 /s/ JOHN C. BOGLE

VANGUARD TAX-MANAGED FUND IS DESIGNED FOR LONG-TERM INVESTORS SEEKING TO MINIMIZE THE IMPACT OF TAXES ON THEIR INVESTMENT RETURNS. THE FUND CONSISTS OF THREE DISTINCT PORTFOLIOS--GROWTH AND INCOME, CAPITAL APPRECIATION, AND BALANCED--EACH OF WHICH EMPLOYS AN INDEX-ORIENTED APPROACH TO EQUITY MANAGEMENT.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

In the year ended December 31, 1995, the first full year of operations for Vanguard Tax-Managed Fund, U.S. stocks and bonds enjoyed a truly remarkable year. Buoyed by falling long-term interest rates and strong corporate profits, U.S. stock prices rose dramatically, providing a total return of +37.6% as measured by the unmanaged Standard & Poor's 500 Composite Stock Price Index. Municipal bonds also enjoyed a fine year, posting solid, if smaller, positive returns. In this salubrious environment, each of our three Portfolios provided handsome returns to our shareholders.

         The Growth and Income Portfolio provided our highest total return (capital change plus reinvested dividends) and also provided a virtually perfect match to the return of its target index (in this case, the Standard & Poor's 500 Index). Both of our other Portfolios (Capital Appreciation and Balanced) were strong participants in their markets, but neither provided nearly as tight a match to its target standard as we would expect over the long run. The comparisons follow:

------------------------------------------------------------------
                                                 TOTAL RETURN
                                            ----------------------
                                                  YEAR ENDED
                                              DECEMBER 31, 1995
------------------------------------------------------------------
TAX-MANAGED GROWTH AND
  INCOME PORTFOLIO                                  +37.5%
STANDARD & POOR'S 500 INDEX                         +37.6
------------------------------------------------------------------
TAX-MANAGED CAPITAL
  APPRECIATION PORTFOLIO                            +34.4%
RUSSELL 1000 STOCK INDEX                            +37.8
------------------------------------------------------------------
TAX-MANAGED BALANCED PORTFOLIO                      +24.5%
BALANCED COMPOSITE INDEX*                           +25.5
------------------------------------------------------------------

* Index composition: 50% Russell 1000 Stock Index and 50% Lehman
  Intermediate-Term Municipal Bond Index.

Note: "Standard & Poor's(R)," "S&P 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.; "Russell 1000 Stock Index" is a registered trademark of the Frank Russell Company.


The net asset values and income dividends for each Portfolio are presented in the table at the close of this letter. None of the Portfolios realized net capital gains.

THE YEAR IN REVIEW

The U.S. stock market rose in almost straight-line fashion throughout 1995, ending up some +34% higher than the level at which it began the year. Adding the miserly dividend yield now available on stocks, the Standard & Poor's 500 Index provided a total return of +37.6%. Since 1926, there have been only five years when the U.S. stock market exceeded this return.

         There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of:
(1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, especially during the final weeks of the year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits was particularly striking. It is estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

         This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as 1996 begins, the low yield on stocks is surely a sobering statistic.

         The huge decline in interest rates during the year not only provided a major stimulus to the stock market, but also set bond prices afire. The yield of

[FIGURE 2]

[FIGURE 3]


the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during 1995, even below its level of 7.1% at the start of 1994. The 1995 decline drove long-term bond prices upward by fully +19%, resulting in a total return (including the interest coupon) of +28% for this most volatile sector of the bond market. The decline in yield, however, was considerably lower among long-term tax-exempt issues (from 6.6% to 5.3%), but they enjoyed a still healthy total return of +21.0%.

         The decline in long-term interest rates was engendered largely by the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board. After a series of seven consecutive increases in the Federal funds rate (the rate at which banks borrow from one another), short-term rates then held fairly steady until this key rate was reduced by 1/4% in July 1995, to 53/4%. The Fed did not vary its target rate again until December, when rates were cut by another 1/4% to 5.5%. Over the course of 1995, the yield on U.S. Treasury bills declined from 5.6% to 5.0%.

         This improvement in the actual (and expected) interest rate environment was caused largely by a measurable softening in the growth of the U.S. economy. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. (Indeed, the Consumer Price Index (CPI) was quite well-behaved in 1995, rising by but 2.6%, its smallest increase since 1986.) Investors should carefully ponder the extent to which today's high growth rate of corporate earnings is likely to be sustained in a slowing economy.

THE 1990s SO FAR

During the past year, growth stocks (return of +38.1%) and value stocks (+37.0%) were relatively equal participants in the great bull market. So far during the 1990s, there has been little overall difference between the two investment styles as shown in the chart to the left on the facing page, despite some considerable year-to-year variations. For the six years on balance, the average annual returns were: Standard & Poor's Growth Index +13.3%; Standard & Poor's Value Index +12.6%.

         During 1995, stocks with large market capitalizations provided substantially higher returns than small-cap stocks. The giant blue-chip stocks, which dominate the Standard & Poor's 500 Index, provided a return of +37.6%, while the small-cap Russell 2000 Index return was +28.4%. Indeed, the performance of large-cap stocks and small-cap stocks normally swings back and forth from one year to the next, as shown in the right-hand chart on page 2. But, so far this decade, these ups and downs have exactly canceled out one another. The average annual return since year-end 1989 has been +13% for large-cap and small-cap alike. Thus, over time, there has been little to distinguish between the performance of large- and small-cap stocks, just as has been the case between the growth and value objectives.

         What should you make of these numbers? This outcome suggests the wisdom of consistently sticking to your objectives, rather than endeavoring (fruitlessly, I believe) to switch back and forth between market segments in the search for higher returns. Put another way, most investors would benefit by "staying the course" that best meets their needs, whether in large-cap or small-cap stocks--or in some steady mix of each, or even in the entire stock market (presently about 70% large-caps and 30% medium- and small-caps).

          I should add that the extraordinary gains achieved by stocks in the great bull market of 1995 have materially added to the total return of the stock market so far during the 1990s. One year ago, the five-year return on the Standard & Poor's 500 Index averaged just +8.7% annually. When we tack on an ebullient 1995, the six-year return rises sharply, to an annual average of +13.1%. These two returns, in substance, nicely bracket the +10.7% long-term (since 1926) return on stocks. In any event, I would be surprised if the decade of the 1990s, when it comes to its conclusion, will have matched the average return on stocks of +17.5% per year during the Golden Eighties.

THE PORTFOLIOS IN 1995

Despite (or, more probably, because of) the orientation of our Portfolios toward passive, market-indexed strategies, our common stock portfolios (and the common stock component of our Balanced Portfolio) provided fine performance relative to most actively managed equity mutual funds. The major market averages, dominated as they are by blue-chip equities, were market leaders, as large capitalization stocks provided championship returns. For example, the return of +37.6% for the Standard & Poor's 500 Index dwarfed the +31.1% return achieved by the average general equity mutual fund--an advantage of more than six percentage points. So, it was a good year for the index strategy we follow--indeed as good a year as I can remember--with the Index outpacing fully 85% of all actively managed funds. We shall probably not soon see its like again. An evaluation of the 1995 return earned by each of our Tax-Managed Portfolios is presented in the following three sections.

TAX-MANAGED GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio earned a return of +37.5%, virtually identical to the Standard & Poor's 500 Index we emulate. Since we own all 500 stocks, properly weighted, that might seem like less than a stirring accomplishment, but the mathematics of matching an index are challenging. An index operates in a theoretical world, on paper only, and bereft of the real world costs of investing--advisory fees, operating expenses, cash flows, and portfolio transaction costs. That is why most actively managed funds are unable to "beat the market." Even our Growth and Income Portfolio incurs these expenses, but at vastly lower levels. The typical equity mutual fund incurs operating and transaction costs totaling something like 2% per year (excluding sales loads). For the typical index fund, these costs drop to 0.4%,

[FIGURE 4]

Average Annual Total Returns--Periods Ended December 31, 1995
-------------------------------------------------------------
                                     1 Year   Since Inception
-------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO*        +37.53%       +25.71%
AVERAGE GROWTH & INCOME FUND        +31.36        +20.09
STANDARD & POOR'S 500 INDEX         +37.58        +25.68


[FIGURE 5]

Average Annual Total Returns--Periods Ended December 31, 1995
-------------------------------------------------------------
                                     1 Year   Since Inception
-------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO*     +34.38%       +24.66%
AVERAGE CAPITAL APPRECIATION FUND   +30.34        +19.81
RUSSELL 1000 INDEX                  +37.77        +26.28

* Returns exclude the redemption fee of 2% on shares held for less than one year and 1% for shares held from one to five years.

Note: Past performance is not predictive of future performance.


and for our Growth and Income Portfolio the costs run to only about 0.2% annually--one of the lowest-cost index funds in the field--just as you have come to expect from a Vanguard Fund.

         Lest there be any doubt about the impact of these cost differentials, let's assume a +10% market return. In this case, the typical mutual fund would return +8%; the low-cost index fund would return +9.8%. Over 20 years (it may seem like a long period, but it is in fact only about one-half a working lifetime), the compound return would be +366% for the typical fund versus +549% for the low-cost index fund. Past returns--absolute and relative alike--cannot, however, be projected into the future.

         Finally, I should note that the Portfolio neither realized nor distributed capital gains. Our dividend yield at year end was a market-like 2.2% after expenses, or 1.3% after income taxes (assuming the maximum 40% marginal tax bracket).

TAX-MANAGED CAPITAL
APPRECIATION PORTFOLIO

This Portfolio, too, enjoyed a banner year, turning in a total return of +34.4%, excellent both in the absolute and relative to the average capital appreciation mutual fund (+30.3%). However, we fell somewhat short of the +37.8% return of the Russell 1000 Index, essentially the largest 1000 companies in the United States. Our goal is to match this return, but to do so by selecting the lower-yielding growth stocks, in order to minimize the taxable income you receive.

         Not only did the lower-yielding stocks in the 1000 Index lag its overall return, but our decision to slightly overweight smaller companies impeded

[FIGURE 6]

Average Annual Total Returns--Periods Ended December 31, 1995
-------------------------------------------------------------
                                     1 Year   Since Inception
-------------------------------------------------------------
BALANCED PORTFOLIO*                  24.52%        16.85%
AVERAGE BALANCED FUND                25.19         16.89
BALANCED COMPOSITE INDEX**           25.49         17.10

 * Returns exclude the redemption fee of 2% on shares held for less than one year and 1% for shares held from one to five years.

** Balanced Composite Index is 50% Russell 1000 Stock Index and 50% Lehman
   Intermediate-Term Municipal Bond Index.

Note: Past performance is not predictive of future performance.


our relative performance. As I noted in our Annual Report for 1994, we do not expect the Capital Appreciation Portfolio to match the Russell 1000 Index from year to year with the same precision that we expect the Growth and Income Portfolio to match the Standard & Poor's 500 Index. However, we believe that, over an extended period of time, the total returns of the Capital Appreciation Portfolio (largely growth oriented) and the Growth and Income Portfolio (largely value oriented) will be quite comparable. As the chart on the top of page 2 shows, growth stocks and value stocks have provided comparable returns so far during the 1990s.

         It is also interesting to note that the total returns of both Portfolios have been nearly identical over the Fund's brief lifetime. The Capital Appreciation Portfolio did a bit better during our partial 1994 "year," and a bit worse during 1995. The net results for the period from September 6, 1994, through December 31, 1995, were +24.7% for the Capital Appreciation Portfolio and +25.7% for the Growth and Income Portfolio.

         Finally, I should note that the Capital Appreciation Portfolio neither realized nor distributed capital gains. Our dividend yield at year end was a growth-stock-like 0.9% after expenses, or 0.5% after income taxes (assuming the maximum 40% marginal tax bracket).

TAX-MANAGED BALANCED PORTFOLIO

This Portfolio is unique in the mutual fund industry. It combines a diversified list of growth-oriented stocks similar to the Capital Appreciation Portfolio, in order to minimize taxable dividend income, with a list of high-grade, intermediate-term tax-exempt bonds. Our goal is to hold approximately 50% of the total Portfolio in each asset class. However, municipal bonds must comprise at least 50% of assets (in order to flow interest through to shareholders and retain its tax-exempt character). So we maintain a small margin of safety by slightly overweighting our bond position. (It averaged about 52% of assets during 1995.)

         Despite its conservative investment posture, the Balanced Portfolio provided a total return of +24.5% in 1995. The return on the stock position was +36.8%, a bit better than the Capital Appreciation Portfolio. There is some randomness in this comparison, since the Balanced Portfolio holds a smaller number of issues. We believe that this randomness will "even out" over time, and that we will track the index more closely as we are able to purchase additional holdings in the Balanced Portfolio.

         The tax-exempt bond portion of the Portfolio tracked its standard (the Lehman Intermediate-Term Municipal Bond Index) with almost perfect precision. Given the lower interest rate sensitivity of intermediate-term bonds, our return of +13.9% was a bit lower than the return on long-term bonds noted earlier in this letter. Combining the bond and stock positions on a 52/48 basis, the Fund's total return of +24.5% closely matched its joint target index. As mentioned earlier, there are simply no mutual funds that engage in our unique strategy, so peer group comparisons are not possible. However, given the difficulty experienced by so many actively managed funds in matching the results of comparable indexes during 1995, it is virtually certain that our Balanced Portfolio would have solidly outpaced competitive norms.

         Finally, I should note that the Portfolio neither realized nor distributed capital gains. The interest income was 100% tax-exempt and represented 5.2% of our average bond assets. The dividend yield on the total portfolio at year end was 2.7%, or 2.6% after income taxes (assuming the maximum 40% marginal tax bracket).

TAX COMMENTARY

After nearly a year and one-half of operations, Vanguard Tax-Managed Fund has yet to draw, as far as I know, a single competitor. However, it seems likely that, with 1995's mutual fund results now in-- reflecting large realized capital gains--mutual fund investors will give more weight to after-tax returns. By our estimation, the average general equity fund made sufficiently substantial taxable capital gains distributions to reduce its pre-tax return from +31.1% to an after-tax return of roughly +26.6%. Consistent with our objective, the Tax-Managed Fund realized no capital gains and therefore distributed none.

         That said, in a year as profitable for stocks and bonds as 1995, significant unrealized gains are inevitably generated. At year end, the Tax-Managed Fund's Portfolios had net unrealized gains as follows: Growth and Income $2.24 per share; Capital Appreciation $2.22 per share; and Balanced, $1.51 per share. So, the respective Portfolios' net asset values included 17%, 17%, and 13% of unrealized appreciation. (Interestingly, most mutual funds bury these figures deep in their financial statements, and in small print.) We cannot guarantee that the unrealized capital appreciation we have been fortunate enough to enjoy will remain undistributed. However, our low portfolio turnover has measured up to our early expectations. Given their passively managed index character, our three Portfolios held portfolio turnover to 6% of assets in 1995, compared to an astonishing turnover of 78% for the average general equity mutual fund. As long as the indexes we track continue to have small changes in their composition--a virtual certainty--there is every reason for our turnover rates to remain at rock-bottom levels.

         To be sure, a large spurt of redemptions by shareholders could force us to sell stocks, and hence to realize a portion of these gains. However, we designed our strategy to minimize the participation of short-term investors and "market timers" in the Fund by imposing a redemption fee of 2% on shares held for less than one year and 1% for shares held from one to five years. This charge has had two effects: (1) short-term investors have not joined the Fund (our 1995 rate of redemptions was less than 1% of total assets, compared to an astonishing 16% for the average equity fund); and (2) by precluding short-term investors from joining the Fund, we have experienced relatively modest asset growth. That's fine with us; we're in no hurry to make any new Vanguard Fund grow rapidly. Vanguard Tax-Managed Fund assets totaled almost $400 million at the close of 1995, more than enough to ensure broad diversification and low cost, two fundamentals of the Vanguard philosophy.

IN SUMMARY

Index investing has received a great deal of attention during 1995. Countless articles in the general media and in academic journals have endorsed its fundamental merits and its tax-effectiveness. The good news is that they're right. The bad news is that too much of this attention has focused on the extraordinarily superior results achieved by the Standard & Poor's 500 Index strategy in a single year, rather than as a sound long-term strategy.

         If you are aboard for the long-term, we welcome you, for we believe you are following a prudent course--very broad diversification at low cost (and without sales loads). But please realize that the stock market's generosity in 1995 will not frequently recur, and that the superiority of the index strategy will rarely be of such large dimension.

         That said, 1995 was an extraordinarily bountiful year for the shareholders of all three Portfolios of Vanguard Tax-Managed Fund. We should all take (only) a moment to bask in the light of its generous rewards. But we should also recognize that the financial markets are never a "one-way street," and that the risks that exist today in the stock market may well come home to roost in 1996 and erode our 1995 bounty. Put even more bluntly, shareholders in our Growth and Income and Capital Appreciation Portfolios, enjoyed an enhancement of some +35% in value during the year, and shareholders in our much more conservative Balanced Portfolio, enjoyed a return of about +25%. With these gains now behind us, even a significant market decline seems unlikely to take shareholders back to where we were--presumably with satisfaction--just one year ago.

         Under these circumstances, what course of action should the Fund's shareholders follow? In our Annual Report one year ago, under very different circumstances, I urged you to "stay the course," despite the lackluster returns provided by equities during the year. You should recognize that, despite today's short-term risks of investing, the biggest long-term risks are: (1) failing to invest in stocks at all; and (2) following an erratic and ever-changing course. For our part, we intend to manage the Portfolios of Vanguard Tax-Managed Fund under the same time-tested indexing strategies that have proved so successful for nearly a score of years. "Stay the course" proved wise counsel a year ago; I reiterate it today.

Sincerely,

/s/ JOHN C. BOGLE
-----------------
John C. Bogle
Chairman of the Board

February 6, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.


-----------------------------------------------------------------------------------------------------------
                                              Net Asset Value Per Share
                                        --------------------------------------   Dividends Per Share From
Portfolio                               December 31, 1994    December 31, 1995    Net Investment Income
-----------------------------------------------------------------------------------------------------------
GROWTH AND INCOME . . . . . . . . . . .        $9.77               $13.16                   $.25
CAPITAL APPRECIATION  . . . . . . . . .         9.95                13.28                    .09
BALANCED  . . . . . . . . . . . . . . .         9.79                11.85                    .32
-----------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

THE CURRENT YIELDS QUOTED IN THE CHAIRMAN'S LETTER ARE CALCULATED IN ACCORDANCE WITH SEC GUIDELINES. THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED DECEMBER 31, 1995) ARE AS FOLLOWS:

                                                                          SINCE INCEPTION
                                                                 ---------------------------------
                                      INCEPTION                   TOTAL       CAPITAL       INCOME
TAX-MANAGED PORTFOLIO                   DATE        1 YEAR       RETURN        RETURN       RETURN
----------------------                ---------     ------       ------        ------       ------
GROWTH AND INCOME*                     9/6/94       +37.53%      +25.71%       +22.89%       +2.82%
CAPITAL APPRECIATION*                  9/6/94       +34.38       +24.66        +23.64        +1.02
BALANCED*                              9/6/94       +24.52       +16.85        +13.57        +3.28

* RETURNS EXCLUDE THE REDEMPTION FEE OF 2% ON SHARES HELD FOR LESS THAN ONE YEAR AND 1% FOR SHARES HELD FROM ONE TO FIVE YEARS.

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                            STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                               December 31, 1995

                                                                          Market
GROWTH AND INCOME                                                          Value
PORTFOLIO                                                 Shares          (000)+
--------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
--------------------------------------------------------------------------------
   General Electric Co.                                   36,836        $  2,652
   AT&T Corp.                                             35,131           2,275
   Exxon Corp.                                            27,337           2,190
   The Coca-Cola Co.                                      27,613           2,050
   Merck & Co., Inc.                                      27,279           1,794
   Philip Morris Cos., Inc.                               18,493           1,674
   Royal Dutch Petroleum Co. ADR                          11,829           1,669
   Procter & Gamble Co.                                   15,134           1,256
   Johnson & Johnson                                      14,294           1,224
*  Microsoft Corp.                                        13,023           1,143
   Mobil Corp.                                             8,759             981
   PepsiCo, Inc.                                          17,326             968
   American International Group, Inc.                     10,426             964
   Bristol-Myers Squibb Co.                               11,144             957
   BellSouth Corp.                                        21,886             952
   Hewlett-Packard Co.                                    11,326             949
   GTE Corp.                                              21,364             940
   Pfizer, Inc.                                           13,990             881
   General Motors Corp.                                   16,441             869
   E.I. du Pont de Nemours & Co.                          12,216             854
   Amoco Corp.                                            10,794             776
   SBC Communications Inc.                                13,448             773
   Federal National Mortgage Assn.                         6,033             749
   Chevron Corp.                                          14,224             747
   International Business
     Machines Corp.                                        7,984             733
   Abbott Laboratories, Inc.                              17,397             726
   Ameritech Corp.                                        12,165             718
   Intel Corp.                                            12,292             698
   Ford Motor Co.                                         23,718             688
   Eli Lilly & Co.                                        12,198             686
   McDonald's Corp.                                       15,115             682
   The Walt Disney Co.                                    11,432             674
   American Home Products Corp.                            6,859             665
   Bell Atlantic Corp.                                     9,588             641
   Minnesota Mining &
     Manufacturing Co.                                     9,345             619
   Citicorp                                                9,119             613
   The Boeing Co.                                          7,562             593
   BankAmerica Corp.                                       7,957             515
   Kimberly-Clark Corp.                                    6,172             511
   Gillette Co.                                            9,708             506
   Eastman Kodak Co.                                       7,528             504
   Home Depot, Inc.                                       10,529             504
   NYNEX Corp.                                             9,116             492
   Unilever NV ADR                                         3,446             485
   Columbia/HCA Healthcare Corp.                           9,424             478
   Chrysler Corp.                                          8,365             463
   Texaco Inc.                                             5,784             454
*  Cisco Systems, Inc.                                     6,055             452
   Schering-Plough Corp.                                   8,118             444
   American Express Co.                                   10,688             442
   Travelers Group Inc.                                    7,005             440
   Pharmacia & Upjohn, Inc.                               10,871             421
   Capital Cities/ABC, Inc.                                3,323             410
   Allstate Corp.                                          9,890             407
   NationsBank, Inc.                                       5,820             405
   Dow Chemical Co.                                        5,740             404
*  Oracle Corp.                                            9,502             401
   Emerson Electric Co.                                    4,866             398
   MCI Communications Corp.                               15,012             392
   Atlantic Richfield Co.                                  3,446             382
   Kellogg Co.                                             4,868             376
   U S WEST Communications Group                          10,446             373
   Anheuser-Busch Co., Inc.                                5,507             368
   Schlumberger Ltd.                                       5,233             362
   Southern Co.                                           14,712             362
*  Viacom International Class B                            7,624             361
   Lockheed Martin Corp.                                   4,488             355
   Motorola, Inc.                                          6,101             348
   Sara Lee Corp.                                         10,732             342
   Sears, Roebuck & Co.                                    8,699             339
   Federal Home Loan Mortgage Corp.                        4,015             335
   J.P. Morgan & Co., Inc.                                 4,160             334
   Campbell Soup Co.                                       5,556             333
*  Amgen, Inc.                                             5,588             331
   Banc One Corp.                                          8,687             328
   Chemical Banking Corp.                                  5,561             327
   Time Warner, Inc.                                       8,591             325
   WMX Technologies Inc.                                  10,850             324
   First Data Corp.                                        4,820             322
   Sprint Corp.                                            7,772             310
   Xerox Corp.                                             2,255             309
   Union Pacific Corp.                                     4,600             304
   Pacific Telesis Group                                   8,938             301
   Computer Associates
     International, Inc.                                   5,241             298
   AlliedSignal Inc.                                       6,271             298
   Monsanto Co.                                            2,405             295
*  AirTouch Communications                                10,381             293
   General Re Corp.                                        1,887             292
   Warner-Lambert Co.                                      2,956             287
   First Chicago NBD Corp.                                 7,134             282
   Medtronic, Inc.                                         4,984             278
   H.J. Heinz Co.                                          8,188             271
*  Tele-Communications, Inc.
     Class A                                              13,629             271
   The Seagram Co. Ltd.                                    7,772             269
*  COMPAQ Computer Corp.                                   5,560             267
   PNC Bank Corp.                                          8,101             261
   Baxter International, Inc.                              6,144             257

                                                                          Market
GROWTH AND INCOME                                                          Value
PORTFOLIO (continued)                                     Shares          (000)+
--------------------------------------------------------------------------------
   Raytheon Co.                                            5,422        $    256
   Pacific Gas & Electric Co.                              8,958             254
   Caterpillar, Inc.                                       4,195             246
   Norwest Corp.                                           7,387             244
   Northern Telecom Ltd.                                   5,657             243
   Burlington Northern Santa Fe Corp.                      3,109             243
   Rockwell International Corp.                            4,553             241
   United Technologies Corp.                               2,533             240
   United Healthcare Corp.                                 3,664             240
   May Department Stores Co.                               5,647             238
   The Dun & Bradstreet Corp.                              3,580             232
   Nike, Inc. Class B                                      3,306             230
   Wal-Mart Stores, Inc.                                  10,243             229
   The Chase Manhattan Corp.                               3,730             226
   J.C. Penney Co., Inc.                                   4,706             224
   Automatic Data Processing, Inc.                         2,984             221
   McDonnell Douglas Corp.                                 2,402             221
   Norfolk Southern Corp.                                  2,773             220
   First Interstate Bancorp.                               1,583             216
   First Union Corp.                                       3,881             216
   Enron Corp.                                             5,650             215
   Fleet Financial Group, Inc.                             5,278             215
   Wells Fargo & Co.                                         988             213
   Aluminum Co. of America                                 4,004             212
   Colgate-Palmolive Co.                                   3,003             211
   Duke Power Co.                                          4,399             208
   ConAgra, Inc.                                           5,046             208
   CPC International, Inc.                                 3,011             207
   The Bank of New York Co., Inc.                          4,200             205
*  U S WEST Media Group                                   10,746             204
   Loews Corp.                                             2,600             204
*  Digital Equipment Corp.                                 3,171             203
   CSX Corp.                                               4,414             201
   Deere & Co.                                             5,679             200
   International Paper Co.                                 5,246             199
   Archer-Daniels-Midland Co.                             11,033             198
   Barrick Gold Corp.                                      7,379             195
   PPG Industries, Inc.                                    4,225             193
   General Mills, Inc.                                     3,341             193
*  Sun Microsystems, Inc.                                  4,224             193
   FPL Group, Inc.                                         4,149             192
   Texas Utilities Co.                                     4,671             192
   Albertson's, Inc.                                       5,765             189
   Merrill Lynch & Co., Inc.                               3,696             189
*  Boston Scientific Corp.                                 3,841             188
   Tenneco, Inc.                                           3,777             187
   Phillips Petroleum Co.                                  5,492             187
   KeyCorp                                                 5,024             182
   AMP, Inc.                                               4,740             182
   Weyerhaeuser Co.                                        4,201             182
   Aetna Life & Casualty Co.                               2,583             179
   Gannett Co., Inc.                                       2,902             178
   Dean Witter Discover & Co.                              3,782             178
   The Chubb Corp.                                         1,799             174
   American Brands, Inc.                                   3,888             173
   CIGNA Corp.                                             1,646             170
   Consolidated Edison Co. of
     New York, Inc.                                        5,300             170
   Public Service Enterprise
     Group Inc.                                            5,535             169
   SunTrust Banks, Inc.                                    2,418             166
   Wachovia Corp.                                          3,585             164
   SCEcorp                                                 9,228             164
   Pitney Bowes, Inc.                                      3,440             162
   Mellon Bank Corp.                                       2,989             161
   American Electric Power Co., Inc.                       3,930             159
*  Applied Materials, Inc.                                 4,000             157
   Corning, Inc.                                           4,813             154
   Alcan Aluminium Ltd.                                    4,865             151
   Walgreen Co.                                            5,040             150
   Westinghouse Electric Corp.                             9,006             148
   American General Corp.                                  4,231             147
   Dominion Resources, Inc.                                3,574             147
   Marsh & McLennan Cos., Inc.                             1,652             147
   Unocal Corp.                                            5,023             146
   Ralston-Purina Group                                    2,342             146
   U.S. Healthcare, Inc.                                   3,140             146
   Unicom Corp.                                            4,429             145
   Georgia-Pacific Corp.                                   2,108             145
   Entergy Corp.                                           4,886             143
   Houston Industries, Inc.                                5,892             143
   Mattel, Inc.                                            4,636             142
   The Goodyear Tire & Rubber Co.                          3,116             141
   Illinois Tool Works, Inc.                               2,386             141
*  CUC International, Inc.                                 4,100             140
   Occidental Petroleum Corp.                              6,545             140
   First Bank System, Inc.                                 2,800             139
   ITT Corp.                                               2,601             138
   PECO Energy Corp.                                       4,556             137
   W.R. Grace & Co.                                        2,320             137
   UST Inc.                                                4,099             137
   Air Products & Chemicals, Inc.                          2,590             137
   Texas Instruments, Inc.                                 2,626             136
   The Limited, Inc.                                       7,539             131
   Hercules, Inc.                                          2,317             131
   The Gap, Inc.                                           3,096             130
   Morgan Stanley Group, Inc.                              1,600             129
   Honeywell, Inc.                                         2,646             129
   Browning-Ferris Industries, Inc.                        4,358             128
   R.R. Donnelley & Sons Co.                               3,241             128
   Loral Corp.                                             3,566             126
   First Fidelity Bancorp.                                 1,673             126
   Carolina Power & Light Co.                              3,648             126
   Wrigley (Wm.) Jr. Co.                                   2,397             126

                                                                          Market
                                                                           Value
                                                          Shares          (000)+
--------------------------------------------------------------------------------
   Morton International, Inc.                              3,500        $    125
   U.S. Bancorp                                            3,734             125
   Sysco Corp.                                             3,829             124
*  Toys R Us, Inc.                                         5,691             124
   PacifiCorp                                              5,762             122
*  Cabletron Systems, Inc.                                 1,500             122
   Halliburton Co.                                         2,390             121
   Boatmen's Bancshares, Inc.                              2,948             120
   Barnett Banks, Inc.                                     2,032             120
   Nucor Corp.                                             2,097             120
   Household International, Inc.                           2,022             119
   Winn Dixie Stores, Inc.                                 3,208             118
*  ITT Hartford Group, Inc.                                2,401             116
   Placer Dome Group, Inc.                                 4,812             116
*  AMR Corp.                                               1,559             116
   Textron, Inc.                                           1,702             115
   USX-Marathon Group                                      5,878             115
   MBNA Corp.                                              3,107             115
   Tyco International Ltd.                                 3,216             115
   International Flavors &
     Fragrances, Inc.                                      2,382             114
   Lincoln National Corp.                                  2,121             114
   Central & South West Corp.                              4,045             113
*  Federated Department Stores                             4,100             113
   Transamerica Corp.                                      1,541             112
   ALLTEL Corp.                                            3,800             112
   Bankers Trust New York Corp.                            1,672             111
   Fluor Corp.                                             1,680             111
   Hershey Foods Corp.                                     1,699             110
   Conrail, Inc.                                           1,572             110
   CoreStates Financial Corp.                              2,891             110
   Bank of Boston Corp.                                    2,360             109
   Avon Products, Inc.                                     1,446             109
   Lowes Cos., Inc.                                        3,235             108
   Dayton-Hudson Corp.                                     1,444             108
   Alco Standard Corp.                                     2,366             108
   Tribune Co.                                             1,729             106
   Union Carbide Corp.                                     2,815             106
   Eastman Chemical                                        1,682             105
*  Novell, Inc.                                            7,430             105
   Burlington Resources, Inc.                              2,643             104
   Genuine Parts Co.                                       2,525             104
   Micron Technology Inc.                                  2,600             103
   National City Corp.                                     3,100             103
   TRW, Inc.                                               1,320             102
   The McGraw-Hill Cos.                                    1,169             102
*  Silicon Graphics, Inc.                                  3,700             102
   Amerada Hess Corp.                                      1,917             102
   Masco Corp.                                             3,234             101
   Becton, Dickinson & Co.                                 1,348             101
*  Tenet Healthcare Corp.                                  4,866             101
   DTE Energy Co.                                          2,902             100
   Pioneer Hi Bred International                           1,798             100
   CINergy Corp.                                           3,206              98
*  3 Com Corp.                                             2,100              98
   Marriott International                                  2,534              97
   Great Lakes Chemical Corp.                              1,343              97
   Praxair, Inc.                                           2,860              96
   General Dynamics Corp.                                  1,616              96
*  Federal Express Corp.                                   1,290              95
   The Quaker Oats Co.                                     2,756              95
   Williams Cos., Inc.                                     2,154              95
   St. Paul Cos., Inc.                                     1,689              94
   SAFECO Corp.                                            2,720              94
   Ingersoll-Rand Co.                                      2,660              93
*  The Kroger Co.                                          2,469              93
   Dresser Industries, Inc.                                3,798              93
   Comerica, Inc.                                          2,300              92
   Rohm & Haas Co.                                         1,431              92
   Service Corp. International                             2,090              92
   Providian Corp.                                         2,243              91
   Reynolds Metals Co.                                     1,606              91
   Comcast Corp. Class A Special                           4,996              91
   Newmont Mining Corp.                                    1,991              90
   Phelps Dodge Corp.                                      1,441              90
   Union Electric Co.                                      2,148              90
*  Computer Sciences Corp.                                 1,272              89
   Eaton Corp.                                             1,659              89
*  Humana, Inc.                                            3,200              88
*  DSC Communications Corp.                                2,374              88
   PP&L Resources Inc.                                     3,500              88
   Ohio Edison Co.                                         3,721              87
   Kerr-McGee Corp.                                        1,376              87
   Consolidated Natural Gas Co.                            1,917              87
   UNUM Corp.                                              1,559              86
   Apple Computer, Inc.                                    2,691              85
   Dow Jones & Co., Inc.                                   2,140              85
*  LSI Logic Corp.                                         2,600              85
   General Public Utilities Corp.                          2,500              85
   Champion International Corp.                            2,017              85
   Dover Corp.                                             2,290              84
   Panhandle Eastern Corp.                                 3,009              84
   H & R Block, Inc.                                       2,062              84
   Rubbermaid, Inc.                                        3,247              83
   Baltimore Gas & Electric Co.                            2,898              83
   Freeport-McMoRan Copper &
     Gold Inc. Class B                                     2,900              82
   Newell Co.                                              3,138              81
   Cooper Industries, Inc.                                 2,195              81
   American Stores Co.                                     2,986              80
   Inco Ltd.                                               2,397              80
   Delta Air Lines, Inc.                                   1,072              79
   The Clorox Co.                                          1,085              78
   W.W. Grainger, Inc.                                     1,173              78

                                                                          Market
GROWTH AND INCOME                                                          Value
PORTFOLIO (continued)                                     Shares          (000)+
--------------------------------------------------------------------------------
   Whirlpool Corp.                                         1,453        $     77
   Coastal Corp.                                           2,057              77
   Interpublic Group of Cos., Inc.                         1,757              76
   Times Mirror Co. Class A                                2,234              76
*  Crown Cork & Seal Co., Inc.                             1,803              75
   VF Corp.                                                1,421              75
   Salomon, Inc.                                           2,077              74
   The Mead Corp.                                          1,402              73
   Sherwin-Williams Co.                                    1,797              73
   Great Western Financial Corp.                           2,853              73
   Baker Hughes, Inc.                                      2,979              73
*  Price/Costco Inc.                                       4,726              72
   Southwest Airlines Co.                                  3,087              72
*  Tellabs, Inc.                                           1,900              70
   Northern States Power Co.                               1,428              70
   Union Camp Corp.                                        1,438              68
   Republic New York Corp.                                 1,100              68
*  St. Jude Medical, Inc.                                  1,583              68
   Jefferson-Pilot Corp.                                   1,454              68
   Nordstrom, Inc.                                         1,674              67
   Golden West Financial Corp.                             1,218              67
   Engelhard Corp.                                         3,090              67
   Willamette Industries, Inc.                             1,200              67
   Wendy's International, Inc.                             3,151              67
   Laidlaw Inc. Class B                                    6,500              67
   Melville Corp.                                          2,159              66
   Liz Claiborne, Inc.                                     2,369              66
   Torchmark Corp.                                         1,449              66
   Sonat, Inc.                                             1,797              64
   Dana Corp.                                              2,137              63
   Dillard Department Stores Class A                       2,186              62
   Westvaco Corp.                                          2,243              62
   Northrop Grumman Corp.                                    968              62
   Rite Aid Corp.                                          1,801              62
   Pall Corp.                                              2,295              62
   Premark International, Inc.                             1,217              62
   Knight-Ridder, Inc.                                       985              62
   Harcourt General, Inc.                                  1,466              61
   New York Times Co. Class A                              2,065              61
   H.F. Ahmanson & Co.                                     2,299              61
   The Dial Corp.                                          2,014              60
   Black & Decker Corp.                                    1,686              59
   Hilton Hotels Corp.                                       964              59
   Hasbro, Inc.                                            1,900              59
   Tandy Corp.                                             1,416              59
*  Western Atlas Inc.                                      1,160              59
   ITT Industries, Inc.                                    2,401              58
   Johnson Controls, Inc.                                    838              58
   Parker Hannifin Corp.                                   1,649              56
   Circuit City Stores, Inc.                               2,028              56
*  National Semiconductor Corp.                            2,509              56
*  Ceridian Corp.                                          1,351              56
   Louisiana-Pacific Corp.                                 2,276              55
   Avery Dennison Corp.                                    1,092              55
*  Harrah's Entertainment, Inc.                            2,249              55
   Sigma Aldrich Corp.                                     1,100              54
   Raychem Corp.                                             946              54
   Mallinckrodt Group, Inc.                                1,462              53
   Temple-Inland Inc.                                      1,189              52
   Brown-Forman Corp. Class B                              1,435              52
   Deluxe Corp.                                            1,782              52
   USX-U.S. Steel Group                                    1,657              51
   Beneficial Corp.                                        1,078              50
   Ashland Inc.                                            1,406              49
   The Stanley Works                                         953              49
   Federal Paper Board Co., Inc.                             944              49
*  FMC Corp.                                                 723              49
*  Columbia Gas Systems, Inc.                              1,073              47
   Cooper Tire & Rubber Co.                                1,885              46
   Nalco Chemical Co.                                      1,535              46
   Whitman Corp.                                           1,960              46
   Polaroid Corp.                                            960              45
   Armstrong World Industries Inc.                           727              45
   Pacific Enterprises                                     1,587              45
   Cyprus Amax Minerals Co.                                1,715              45
   Pennzoil Co.                                            1,057              45
*  Biomet, Inc.                                            2,485              44
*  ALZA Corp.                                              1,779              44
   Brunswick Corp.                                         1,826              44
   Maytag Corp.                                            2,164              44
   Bausch & Lomb, Inc.                                     1,102              44
   Homestake Mining Co.                                    2,768              43
   James River Corp.                                       1,779              43
   Allergan, Inc.                                          1,318              43
   American Greetings Corp. Class A                        1,547              43
*  Owens-Corning Fiberglas Corp.                             947              43
   Manor Care Inc.                                         1,213              42
   Ecolab, Inc.                                            1,415              42
   SuperValu Inc.                                          1,346              42
   Sun Co., Inc.                                           1,545              42
   Reebok International Ltd.                               1,482              42
   C.R. Bard, Inc.                                         1,277              41
   Harris Corp.                                              736              40
   Echlin, Inc.                                            1,101              40
   Ogden Corp.                                             1,848              40
   Snap-On Inc.                                              845              38
   Giant Food, Inc. Class A                                1,204              38
   Darden Restaurants Inc.                                 3,141              37
   USF&G Corp.                                             2,191              37
   Millipore Corp.                                           894              37
   Santa Fe Pacific Gold Corp.                             3,019              37
   Freeport-McMoRan Copper &
     Gold Inc. Class A                                     1,300              36
   Ryder System, Inc.                                      1,464              36

                                                                          Market
                                                                           Value
                                                          Shares          (000)+
--------------------------------------------------------------------------------
   Harnischfeger Industries Inc.                           1,087        $     36
   Moore Corp. Ltd.                                        1,940              36
   Autodesk, Inc.                                          1,060              36
   Caliber System Inc.                                       730              36
   Boise Cascade Corp.                                     1,030              36
   Worthington Industries, Inc.                            1,702              35
*  Varity Corp.                                              950              35
   General Signal Corp.                                    1,062              34
*  Fruit of the Loom, Inc.                                 1,400              34
   Mercantile Stores Co., Inc.                               726              34
   The BF Goodrich Co.                                       487              33
*  Tandem Computers, Inc.                                  3,089              33
*  Andrew Corp.                                              827              32
   Advanced Micro Devices, Inc.                            1,917              32
   Cummins Engine Co., Inc.                                  841              31
   Pep Boys (Manny, Moe & Jack)                            1,208              31
   Foster Wheeler Corp.                                      722              31
   Paccar, Inc.                                              730              31
   Woolworth Corp.                                         2,350              31
   Teledyne Inc.                                           1,189              30
*  Bethlehem Steel Corp.                                   2,163              30
   Tektronix, Inc.                                           603              30
   Pittston Services Group                                   941              30
   Inland Steel Industries, Inc.                           1,141              29
   Perkin-Elmer Corp.                                        750              28
   National Service Industries, Inc.                         869              28
   NICOR, Inc.                                               980              27
   Thomas & Betts Corp.                                      364              27
   Niagara Mohawk Power Corp.                              2,787              27
   Louisiana Land & Exploration Co.                          613              26
   Peoples Energy Corp.                                      819              26
   Stone Container Corp.                                   1,808              26
   Briggs & Stratton Corp.                                   598              26
   TJX Cos., Inc.                                          1,351              26
   Meredith Corp.                                            598              25
   Bemis Co., Inc.                                           975              25
   Consolidated Freightways, Inc.                            922              24
*  King World Productions, Inc.                              627              24
   Potlatch Corp.                                            600              24
   ASARCO, Inc.                                              742              24
   United States Surgical Corp.                            1,092              23
   Russell Corp.                                             841              23
*  Oryx Energy Co.                                         1,731              23
   The Timkin Co.                                            605              23
   Echo Bay Mines Ltd.                                     2,182              23
   Fleetwood Enterprises, Inc.                               856              22
   Alexander & Alexander
     Services, Inc.                                        1,149              22
   McDermott International, Inc.                             982              22
   EG & G, Inc.                                              890              22
   ENSERCH Corp.                                           1,327              22
*  Amdahl Corp.                                            2,493              21
   Shared Medical Systems Corp.                              376              20
   Trinova Corp.                                             697              20
*  Navistar International Corp.                            1,856              19
   Ball Corp.                                                701              19
   Fleming Cos., Inc.                                        926              19
*  Beverly Enterprises Inc.                                1,783              19
   Scientific-Atlanta, Inc.                                1,256              19
   NorAm Energy Corp.                                      2,118              19
   Crane Co.                                                 502              19
*  Unisys Corp.                                            3,181              18
   Longs Drug Stores, Inc.                                   371              18
   Centex Corp.                                              508              18
*  USAir Group, Inc.                                       1,302              17
   Alberto-Culver Co. Class B                                493              17
   USLIFE Corp.                                              567              17
*  Rowan Cos., Inc.                                        1,686              17
   Eastern Enterprises                                       472              17
   Pulte Corp.                                               494              17
   Adolph Coors Co. Class B                                  728              16
   Jostens Inc.                                              655              16
*  Intergraph Corp.                                          951              15
   Springs Industries Inc. Class A                           360              15
*  Bally Entertainment Corp.                               1,060              15
   Great Atlantic & Pacific
     Tea Co., Inc.                                           630              14
   Helmerich & Payne, Inc.                                   484              14
   Safety-Kleen Corp.                                        897              14
*  Santa Fe Energy Resources, Inc.                         1,407              14
   ONEOK, Inc.                                               591              14
   Cincinnati Milacron, Inc.                                 515              14
   Luby's Cafeterias, Inc.                                   588              13
   NACCO Industries, Inc. Class A                            231              13
*  Data General Corp.                                        921              13
*  Cray Research, Inc.                                       489              12
   Community Psychiatric Centers                             948              12
   Giddings & Lewis, Inc.                                    714              12
   Outboard Marine Corp.                                     568              12
*  Armco, Inc.                                             1,855              11
   Kaufman & Broad Home Corp.                                711              11
   John H. Harland Co.                                       504              11
*  Ryan's Family Steak Houses, Inc.                        1,478              10
*  Shoney's Inc.                                             940              10
   Yellow Corp.                                              594               7
   Stride Rite Corp.                                         971               7
   Brown Group, Inc.                                         460               7
*  Cox Communications Class A                                304               6
   Charming Shoppes, Inc.                                  1,943               5
*  Viacom International Class A                              100               5
*  Zenith Electronics Corp.                                  202               1
   Zurn Industries, Inc.                                      42               1
   Handleman Co.                                             114               1
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $80,595)                                                         97,339
--------------------------------------------------------------------------------

                                                                          Market
GROWTH AND INCOME                                                          Value
PORTFOLIO (continued)                                     Shares          (000)+
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
     Obligations in a Pooled Cash
     Account 5.89%, 1/2/96
     (Cost $2,140)                                        $2,140        $  2,140
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
   (Cost $82,735)                                                         99,479
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
--------------------------------------------------------------------------------
   Other Assets--Note B                                                    1,154
   Liabilities                                                            (2,296)
                                                                        --------
                                                                          (1,142)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
   Applicable to 7,472,825 outstanding
      $.001 par value shares
      (authorized 250,000,000 shares)                                    $98,337
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                 $13.16
================================================================================

 + See Note A to Financial Statements.

 * Non-Income Producing Security.

 ADR--American Depository Receipt.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1995,
   NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           Amount            Per
                                                            (000)          Share
                                                         --------       --------
   PAID IN CAPITAL                                        $81,921         $10.96
   OVERDISTRIBUTED NET
      INVESTMENT INCOME                                       (29)            --
   ACCUMULATED NET
      REALIZED LOSSES--NOTE C                                (299)          (.04)
   UNREALIZED APPRECIATION OF
      INVESTMENTS--NOTE D                                  16,744           2.24
--------------------------------------------------------------------------------
NET ASSETS                                                $98,337         $13.16
--------------------------------------------------------------------------------

                                                                          Market
CAPITAL APPRECIATION                                                       Value
PORTFOLIO                                                  Shares         (000)+
--------------------------------------------------------------------------------
COMMON STOCKS (99.8%)
--------------------------------------------------------------------------------
*  ADC Telecommunications, Inc.                            9,200        $    335
*  AES Corp.                                              14,600             349
   AFLAC, Inc.                                             7,400             321
   AGCO Corp.                                              6,700             342
*  AMR Corp.                                               7,400             549
   AT&T Corp.                                             84,500           5,471
   Abbott Laboratories, Inc.                              45,900           1,916
*  Adaptec, Inc.                                           8,400             344
   Adobe Systems, Inc.                                     6,900             429
   Advanta Corp. Class A                                   7,000             265
   Airborne Freight Corp.                                  4,200             112
*  Airgas, Inc.                                           11,300             376
*  AirTouch Communications                                34,700             980
   Albemarle Corp.                                        14,400             279
   Albertson's, Inc.                                      12,800             421
   Alco Standard Corp.                                    10,000             456
   Alexander & Alexander
     Services, Inc.                                       10,900             207
*  Alleghany Corp.                                         1,416             280
   AlliedSignal Inc.                                      19,900             945
   Allmerica Property & Casualty Cos.                     12,000             324
*  Altera Corp.                                            6,900             343
*  Alumax, Inc.                                            9,100             279
   Aluminum Co. of America                                11,600             613
*  ALZA Corp.                                             14,200             351
   AMBAC, Inc.                                             5,400             253
*  Amdahl Corp.                                           33,100             281
   Amerada Hess Corp.                                      8,500             450
*  America Online, Inc.                                    8,600             321
   American International
     Group, Inc.                                          22,950           2,123
   American Re Corp.                                       7,300             298
*  American Standard Cos., Inc.                           11,700             328
*  Amgen, Inc.                                            18,100           1,073
   Amoco Corp.                                            19,900           1,430
*  Amphenol Corp.                                         14,400             349
   Anadarko Petroleum Corp.                                7,600             411
*  Analog Devices, Inc.                                   11,100             393
*  Andrew Corp.                                            8,350             322
*  Anixter International Inc.                             15,900             296
   Apache Corp.                                           10,000             295
   Apple Computer, Inc.                                   10,700             340
*  Applied Materials, Inc.                                14,400             566
   Archer-Daniels-Midland Co.                             40,470             728
*  Arrow Electronics, Inc.                                 7,700             332
   ASARCO, Inc.                                            7,200             230
*  Ascend Communications, Inc.                             6,000             487
*  Associated Group, Inc.                                    875              16
*  Associated Group, Inc. Class B                            875              16
   Atlantic Southeast Airlines Inc.                        4,600              99
*  Atmel Corp.                                            14,200             316

                                                                          Market
                                                                           Value
                                                          Shares          (000)+
--------------------------------------------------------------------------------
   Autodesk, Inc.                                          7,300        $    250
   Automatic Data Processing, Inc.                        10,300             765
*  AutoZone, Inc.                                         15,600             450
   BHC Communications, Inc. Class A                        3,200             302
*  BMC Software, Inc.                                      9,600             409
   Bandag, Inc.                                            3,700             200
   BankAmerica Corp.                                      22,500           1,457
*  Barnes & Noble Inc.                                     8,900             258
   Battle Mountain Gold Co. Class A                       24,500             205
*  Bay Networks                                           15,993             657
   Beckman Instruments                                     4,000             141
   Becton, Dickinson & Co.                                 5,700             427
*  Bed Bath & Beyond, Inc.                                 9,600             372
   BellSouth Corp.                                        56,500           2,458
   A. H. Belo Corp. Class A                                7,600             264
*  Bethlehem Steel Corp.                                  22,600             316
*  Beverly Enterprises Inc.                               29,000             308
*  Biogen, Inc.                                            5,500             337
*  Biomet, Inc.                                           19,400             345
   Bob Evans Farms, Inc.                                     900              17
   The Boeing Co.                                         21,100           1,654
*  Boston Scientific Corp.                                10,700             524
*  Boyd Gaming Corp.                                      22,900             266
   Breed Technological Inc.                                4,400              81
*  Brinker International, Inc.                            20,700             313
*  Broderbund Software, Inc.                               5,100             310
*  Burlington Coat Factory
     Warehouse Corp.                                      14,000             143
*  Burlington Industries                                  13,200             173
   Burlington Northern Santa Fe Corp.                     10,131             790
   Burlington Resources, Inc.                              7,900             310
*  CNA Financial Corp.                                     2,700             306
*  CUC International, Inc.                                16,800             573
*  Cabletron Systems, Inc.                                 6,100             494
*  Cablevision Systems Corp. Class B                       5,200             282
*  Cadence Design Systems, Inc.                           11,700             491
*  California Energy Co.                                  14,700             287
   Callaway Golf Co.                                       6,800             154
   Capital Cities/ABC, Inc.                                9,000           1,110
   Capital One Financial Corp.                            10,800             258
   Cardinal Health, Inc.                                   7,100             389
   Caremark International, Inc.                           18,700             339
   Cascade Communications Corp.                            6,300             536
*  Castle & Cooke, Inc.                                    2,400              40
   Caterpillar, Inc.                                       9,900             582
   Centex Corp.                                            9,200             320
*  Century Communications Corp.
     Class A                                              19,400             155
   Century Telephone
     Enterprises, Inc.                                     6,800             216
*  Ceridian Corp.                                          8,000             330
   Cerner Corp.                                           11,100             228
   Champion International Corp.                            9,700             407
*  Cheyenne Software, Inc.                                13,500             353
*  Chiron Corp.                                            3,935             435
*  Chris-Craft Industries, Inc.                            6,696             290
   Chrysler Corp.                                          8,643             479
   CINergy Corp.                                           5,700             175
   Cintas Corp.                                            6,800             304
   Circuit City Stores, Inc.                              13,700             378
*  Circus Circus Enterprises Inc.                         14,500             404
*  Cirrus Logic                                           12,600             250
*  Cisco Systems, Inc.                                    17,300           1,292
   Citicorp                                               25,400           1,708
   Clayton Homes Inc.                                     15,594             333
   Coastal Corp.                                           9,400             350
   The Coca-Cola Co.                                      66,700           4,952
   Coca-Cola Enterprises, Inc.                            12,100             324
*  Coleman Inc.                                            8,600             302
*  Coltec Inc.                                            24,900             289
*  Columbia Gas Systems, Inc.                              8,700             382
   Columbia/HCA Healthcare Corp.                          27,414           1,391
   Comcast Corp. Class A Special                          26,900             489
*  COMPAQ Computer Corp.                                  18,700             898
   Computer Associates
     International, Inc.                                  13,650             776
*  Computer Sciences Corp.                                 6,500             457
*  Compuware Corp.                                        13,400             251
*  Conner Peripherals, Inc.                               17,500             368
   Conseco Co., Inc.                                       5,500             344
   Consolidated Freightways, Inc.                          4,200             111
*  Consolidated Stores, Inc.                              12,300             268
   Cooper Tire & Rubber Co.                                9,100             224
*  Cordis Corp.                                            3,900             392
*  Corporate Express, Inc.                                11,900             357
*  Cox Communications Class A                             14,900             291
   Cracker Barrel Old Country
     Stores, Inc.                                         16,100             279
*  Crown Cork & Seal Co., Inc.                            10,100             422
   Cummins Engine Co., Inc.                                1,000              37
*  DSC Communications Corp.                               13,000             481
   Danaher Corp.                                           9,500             302
   Darden Restaurants Inc.                                30,200             359
   Dean Witter Discover & Co.                             12,500             588
*  Dell Computer                                          10,100             352
   Delta Air Lines, Inc.                                   5,800             428
   Dentsply International                                  4,500             180
*  Department 56 Inc.                                      7,500             288
*  Digital Equipment Corp.                                11,900             763
   Dillard Department Stores Class A                      13,900             396
*  Dime Bancorp, Inc.                                     26,500             308
   The Walt Disney Co.                                    30,900           1,823
   Dole Food Co.                                           7,200             252
   Dollar General Corp.                                    8,850             184
   E.I. du Pont de Nemours & Co.                          31,800           2,222
   Duracell International, Inc.                            1,400              72

                                                                          Market
CAPITAL APPRECIATION                                                       Value
PORTFOLIO (continued)                                     Shares          (000)+
--------------------------------------------------------------------------------
*  EMC Corp.                                              24,900        $    383
*  ENSCO International, Inc.                              19,600             451
*  Eckerd Corp.                                            7,400             330
*  Electronic Arts                                        10,500             275
   Emerson Electric Co.                                   10,400             850
   Enron Oil & Gas Co.                                    13,100             314
   ENSERCH Corp.                                          11,800             192
   The Equitable Cos.                                     15,000             360
   Equitable of Iowa Co.                                   5,100             164
   Everen Capital Corp.                                       23               1
   Exxon Corp.                                            66,000           5,288
*  FHP International Corp.                                12,400             350
*  FMC Corp.                                               4,900             331
   Fastenal Co.                                            2,100              89
*  Federal Express Corp.                                   6,100             451
   Federal Home Loan Mortgage Corp.                       12,300           1,027
   Federal National Mortgage Assn.                        16,000           1,986
*  Federated Department Stores                            19,100             525
   Fingerhut Co.                                           9,700             135
   First Brands Corp.                                      4,600             219
   First Data Corp.                                       16,681           1,116
   First Empire State Corp.                                1,100             240
   First USA Inc.                                          8,500             377
*  FIserv, Inc.                                           11,000             329
   FlightSafety International, Inc.                        3,500             176
   Fluor Corp.                                             8,400             554
   Ford Motor Co.                                         20,200             586
*  Forest Laboratories, Inc.                               9,200             416
*  Foundation Health Co.                                   8,500             366
   Franklin Resources Corp.                                7,700             388
   Freeport-McMoRan Copper &
     Gold Inc. Class A                                       138               4
   Freeport-McMoRan Copper &
     Gold Inc. Class B                                    11,087             312
   Freeport-McMoRan, Inc.                                  8,166             302
   Frontier Corp.                                         11,400             342
*  Fruit of the Loom, Inc.                                17,200             419
   GEICO Corp.                                             2,100             147
   The Gap, Inc.                                          10,500             441
   Gartner Group, Inc.                                     8,600             412
*  Gateway 2000 Inc.                                      10,100             247
   Gaylord Entertainment Class A                           9,070             252
   General Electric Co.                                   88,700           6,386
*  General Instrument                                     18,300             428
   General Motors Corp.                                   43,000           2,274
   General Motors Corp. Class E                           20,600           1,071
*  General Nutrition Cos., Inc.                           15,600             363
   General Re Corp.                                        5,900             915
*  Genzyme Corp.                                           5,700             355
*  Genzyme Corp. Tissue Repair                               391               6
   Georgia Gulf Corp.                                      7,900             243
   Giddings & Lewis, Inc.                                  7,000             115
   Gillette Co.                                           27,300           1,423
*  Glenayre Technologies, Inc.                             6,450             402
   Golden West Financial Corp.                             8,200             453
   W.W. Grainger, Inc.                                     4,100             272
   Great Atlantic & Pacific
     Tea Co., Inc.                                         8,200             189
   Great Lakes Chemical Corp.                              6,600             475
   Green Tree Financial Corp.                             14,200             375
*  Gtech Holdings Corp.                                   10,700             278
   Guidant Corp.                                          11,200             473
   HBO and Co.                                             7,700             589
*  HFS Inc.                                                7,800             638
   Harley-Davidson, Inc.                                  11,900             342
*  Harrah's Entertainment, Inc.                           15,400             373
   Hasbro, Inc.                                           10,100             313
*  Health Management Associates
     Class A                                              13,050             341
*  Health Systems                                          9,900             318
   Healthcare & Retirement Corp.                           8,400             294
*  HealthCare Compare Corp.                                8,200             358
*  Healthsource, Inc.                                     13,400             482
*  HEALTHSOUTH Corp.                                      13,300             387
   Heilig-Meyers Co.                                       8,900             164
   Hewlett-Packard Co.                                    22,900           1,918
   Home Depot, Inc.                                       29,600           1,417
*  Home Shopping Network, Inc.                            12,500             113
   Homestake Mining Co.                                   14,400             225
   Horace Mann Educators Corp.                             3,000              94
*  Host Marriott                                          27,300             362
*  Humana, Inc.                                           18,700             512
   J.B. Hunt Transport Services, Inc.                     10,100             170
   IBP, Inc.                                               7,500             379
   IMC Global Inc.                                        10,200             417
*  ITT Corp.                                               7,800             413
*  ITT Hartford Group, Inc.                                7,800             377
   ITT Industries, Inc.                                    7,800             187
   Illinois Tool Works, Inc.                               9,000             531
*  Infinity Broadcasting Corp.                            12,450             464
*  Informix Corp.                                         15,700             472
   Inland Steel Industries, Inc.                           9,400             236
*  Integrated Device Technology Inc.                      20,700             268
   Intel Corp.                                            45,800           2,602
   International Business
     Machines Corp.                                       31,300           2,872
   International Game Technology                          16,600             181
   International Paper Co.                                12,600             477
   International Specialty
     Products, Inc.                                       28,600             311
*  Intuit, Inc.                                            7,400             578
   IVAX Corp.                                             16,900             482
*  Jefferson Smurfit Corp.                                26,300             248
   Johnson & Johnson                                      35,500           3,040
*  Jones Apparel Group, Inc.                               8,700             343
*  KLA Instruments Corp.                                   9,400             246

                                                                          Market
                                                                           Value
                                                          Shares          (000)+
--------------------------------------------------------------------------------
   Kansas City Southern
     Industries, Inc.                                      6,400        $    293
   Kellogg Co.                                             6,500             502
*  KEMET Corp.                                            11,000             264
   Kemper Corp.                                              700              35
   Kimberly-Clark Corp.                                    9,048             749
*  King World Productions, Inc.                            7,700             299
*  Kohls Corp.                                             6,000             315
*  Komag, Inc.                                             6,100             280
*  The Kroger Co.                                         12,500             469
*  LSI Logic Corp.                                        12,700             416
*  LTV Corp.                                              22,800             314
   La Quinta Inns Inc.                                    11,200             307
*  Laboratory Corp. of America                            32,280             303
*  Laboratory Corp. of America
     Warrants Exp. 4/28/00                                 1,467               1
*  LAM Research Corp.                                      6,200             283
   Lancaster Colony Corp.                                    800              30
*  Lands' End, Inc.                                        1,400              19
*  Lear Seating Corp.                                     13,000             377
   Lehman Brothers Holdings, Inc.                         13,400             285
   Leucadia National Corp.                                10,200             255
*  Liberty Media Group Class A                            17,775             477
   The Limited, Inc.                                      16,800             292
*  Lin Television                                          7,700             231
   Linear Technology Corp.                                 9,600             378
*  Litton Industries, Inc.                                 7,200             320
   Lockheed Martin Corp.                                   8,800             695
   Loews Corp.                                             7,400             580
   Loral Corp.                                            16,400             580
   Louisiana-Pacific Corp.                                 4,300             104
   Lowes Cos., Inc.                                       15,000             503
   MBIA, Inc.                                                700              53
   MCI Communications Corp.                               43,600           1,142
*  MFS Communications Co., Inc.                            6,900             369
   MGIC Investment Corp.                                   7,400             401
*  MGM Grand Inc.                                         10,300             237
*  Magma Copper Co. Class B                               13,200             368
   Mallinckrodt Group, Inc.                                1,400              51
   Manor Care Inc.                                        11,000             385
   Manpower Inc.                                          12,600             354
*  Manville Corp.                                         21,700             285
   Mapco Inc.                                                700              38
   Mark IV Industries, Inc.                               14,830             293
*  Marquette Electronics Class A                          13,100             270
   Marriott International                                 12,400             474
   Martin Marietta Materials, Inc.                         4,500              93
*  Marvel Entertainment Group                             20,900             272
   MascoTech Inc.                                         14,000             152
   Mattel, Inc.                                           19,150             589
*  Maxim Integrated Products, Inc.                        10,800             416
   McDonald's Corp.                                       40,700           1,837
   McDonnell Douglas Corp.                                 7,500             690
   McKesson Corp.                                          1,500              76
*  Medaphis Corp.                                         11,200             416
   Medtronic, Inc.                                        16,600             928
*  Mentor Graphics Corp.                                   5,000              91
   Merck & Co., Inc.                                      67,000           4,405
   Merrill Lynch & Co., Inc.                              12,600             643
*  Fred Meyer, Inc.                                        1,400              32
*  Micro Warehouse Inc.                                    6,900             300
*  Microchip Technology, Inc.                              9,200             337
   Micron Technology Inc.                                 12,500             495
*  Microsoft Corp.                                        21,000           1,844
*  Mid Atlantic Medical Services                          14,800             359
   Millipore Corp.                                         6,200             255
   Minnesota Mining &
     Manufacturing Co.                                    21,500           1,424
*  Mirage Resorts, Inc.                                   11,600             400
   Mobil Corp.                                            22,500           2,520
*  Mobile Telecommunications
     Technologies Corp.                                   14,100             301
   Molex, Inc.                                            11,156             357
   Morgan Stanley Group, Inc.                              4,900             395
   Morton International, Inc.                             10,900             391
   Motorola, Inc.                                         13,400             764
   Mylan Laboratories, Inc.                               14,850             349
*  National Semiconductor Corp.                           17,100             380
*  Navistar International Corp.                           24,600             258
   Newell Co.                                             11,500             298
   Newmont Gold Co.                                        6,000             263
   Newmont Mining Corp.                                    7,100             321
*  Nextel Communications                                  22,300             330
   Nike, Inc. Class B                                      7,400             515
*  Nine West Group, Inc.                                   6,600             248
   Noble Affiliates, Inc.                                  9,000             269
   Nordson Corp.                                           2,900             165
   Nordstrom, Inc.                                         5,500             222
*  Northwest Airlines Corp. Class A                        8,800             448
*  NovaCare, Inc.                                         24,400             125
*  Novell, Inc.                                           32,700             464
*  Novellus Systems, Inc.                                  4,900             265
   Nucor Corp.                                             9,100             520
*  Office Depot, Inc.                                     16,700             330
*  Officemax Inc.                                         16,200             362
   Olsten Corp.                                            7,200             284
*  Oracle Corp.                                           22,000             932
*  OrNda Healthcorp                                       10,200             237
*  Oryx Energy Co.                                        24,500             328
*  Outback Steakhouse                                      8,300             298
*  Owens-Corning Fiberglas Corp.                           8,400             377
*  Owens-Illinois, Inc.                                   24,900             361
*  Oxford Health Plan                                      5,700             420
   The PMI Group Inc.                                      6,500             294
*  Pacificare Health Systems Inc.
     Class A                                               3,100             268

                                                                          Market
CAPITAL APPRECIATION                                                       Value
PORTFOLIO (continued)                                     Shares          (000)+
--------------------------------------------------------------------------------
*  Pacificare Health Systems Inc.
     Class B                                               3,200        $    279
*  Paging Network Inc.                                    16,100             387
*  Parametric Technology Corp.                             6,900             458
   Parker & Parsley Petroleum Co.                          1,200              26
   Paul Revere Corp.                                       1,500              31
   Paychex, Inc.                                           6,700             333
*  Peoplesoft Inc.                                         7,000             298
   Pep Boys (Manny, Moe & Jack)                           10,300             264
   PepsiCo, Inc.                                          44,400           2,481
*  Perrigo Co.                                            23,400             279
*  Petsmart, Inc.                                          9,950             308
   Pfizer, Inc.                                           36,200           2,281
   Philip Morris Cos., Inc.                               45,700           4,136
   Phillips-Van Heusen Corp.                               9,600              95
*  Physician Corp. of America                             19,400             330
   Pittston Services Group                                10,900             342
   Pogo Producing Co.                                     10,300             291
*  Policy Management Systems Corp.                         6,100             291
   Praxair, Inc.                                          11,200             377
*  Price/Costco Inc.                                      25,500             392
   Price Enterprises, Inc.                                13,100             199
*  Primadonna Resorts, Inc.                                3,600              52
   Procter & Gamble Co.                                   37,700           3,129
   Progressive Corp. of Ohio                               8,500             415
*  Promus Hotel Corp.                                     13,550             301
*  Qualcomm, Inc.                                          8,300             356
*  Quantum Corp.                                          16,800             272
*  Quorum Health Group, Inc.                              13,900             304
   RJR Nabisco Holdings Corp.                              8,720             269
   Raychem Corp.                                           6,800             387
   Raytheon Co.                                           16,600             784
   Reebok International Ltd.                               9,100             257
*  Revco Drug Stores, Inc.                                13,800             390
   Reynolds & Reynolds Class A                             1,400              54
   Reynolds Metals Co.                                       900              51
   Riverwood International Corp.                           8,400             161
   Rubbermaid, Inc.                                        6,800             173
   Russell Corp.                                           3,100              86
   SBC Communications Inc.                                35,860           2,062
*  SPS Transaction Services                                9,100             270
*  Safeway, Inc.                                          11,000             567
   St. Joe Paper Co.                                       4,600             253
*  St. Jude Medical, Inc.                                  9,450             405
   St. Paul Cos., Inc.                                     2,400             134
   Salomon, Inc.                                           8,100             288
*  Santa Fe Energy Resources, Inc.                        29,800             287
   Santa Fe Pacific Gold Corp.                            20,940             254
*  R. P. Scherer Corp.                                     6,700             329
   Schering-Plough Corp.                                  22,800           1,248
*  Scholastic Corp.                                        4,300             335
   A. Schulman Inc.                                        6,700             150
   Charles Schwab Corp.                                   15,800             318
   E.W. Scripps Co.                                        6,235             246
*  Seagate Technology                                      8,100             385
*  Seagull Energy Corp.                                    2,400              53
*  Sealed Air Corp.                                       13,600             383
*  Service Merchandise Co., Inc.                          37,200             186
   Shaw Industries, Inc.                                   9,300             137
*  Shoney's Inc.                                          11,400             117
   Sigma Aldrich Corp.                                     6,900             342
*  Silicon Graphics, Inc.                                 15,300             421
*  Sithe Energies, Inc.                                   21,300             128
*  Solectron Corp.                                         8,700             384
*  Southern Pacific Rail Corp.                            14,400             346
*  Southland Corp.                                        73,900             238
   Southwest Airlines Co.                                 18,200             423
*  Spelling Entertainment                                 21,000             263
   Sprint Corp.                                            2,000              80
*  Staples, Inc.                                          14,450             354
*  Starbucks Corp.                                        14,800             310
   State Street Boston Corp.                               2,200              99
   Stewart & Stevenson Services, Inc.                      5,200             132
   Stewart Enterprises, Inc. Class A                      12,000             441
   Stone Container Corp.                                  12,400             178
*  Stop & Shop Cos. Inc.                                  14,300             331
*  Storage Technology Corp.                               12,000             287
*  StrataCom, Inc.                                         5,700             418
*  Stratus Computer, Inc.                                  3,100             107
   Stryker Corp.                                           7,200             378
*  Sun Microsystems, Inc.                                 16,400             749
   SunAmerica Inc.                                         5,850             278
   Sunbeam Corp.                                          20,100             307
*  SunGard Data Systems                                   10,000             281
   Superior Industries
     International, Inc.                                   8,700             229
*  Sybase, Inc.                                           10,300             370
*  Sybron Corp.                                           13,600             323
*  Synopsys, Inc.                                          9,600             366
   Sysco Corp.                                            12,000             390
   TIG Holdings, Inc.                                      9,800             279
   Talbots Inc.                                            6,000             173
*  Tandem Computers, Inc.                                 28,100             299
   Tandy Corp.                                             6,900             286
*  Tele-Communications, Inc. Class A                      45,500             907
   Teledyne Inc.                                           7,100             182
   Telephone & Data Systems, Inc.                          7,600             300
*  Tellabs, Inc.                                          10,600             394
   Tenet Healthcare Corp.                                 23,042             478
*  Teradyne, Inc.                                         13,100             328
   Texas Instruments, Inc.                                13,700             709
*  Thermo Electron Corp.                                   9,400             489
*  Thermo Instrument Systems, Inc.                         8,950             302
*  3 Com Corp.                                            14,500             677
   Time Warner, Inc.                                      22,900             867
   Total System Services, Inc.                            12,700             387

                                                                          Market
                                                                           Value
                                                          Shares          (000)+
--------------------------------------------------------------------------------
   Transatlantic Holdings                                  4,400        $    323
*  Transport Holdings, Inc. Class A                           95               4
*  TransTexas Gas Corp.                                   20,400             278
   Travelers Group Inc.                                   20,600           1,295
   Trimas Corp.                                            8,600             162
   Triton Energy Corp.                                     6,500             373
   Turner Broadcasting Class B                            23,700             616
*  20th Century Industries of CA                          10,400             207
   Tyco International Ltd.                                22,788             812
   Tyson Foods, Inc.                                      14,400             379
*  UAL Corp.                                               1,900             339
   UNUM Corp.                                              1,200              66
*  USG Corp.                                              10,700             321
   Union Texas Petroleum
     Holdings, Inc.                                        8,000             155
   United Healthcare Corp.                                12,100             793
*  United States Cellular                                  9,800             331
   U.S. Healthcare, Inc.                                   6,100             283
   U.S. Robotics Corp.                                     4,800             422
   United States Surgical Corp.                           12,500             267
*  U S WEST Media Group                                   37,600             714
*  VLSI Technology, Inc.                                  12,800             231
*  Value Health, Inc.                                     12,400             341
*  Valujet Inc.                                           14,800             364
*  Vanguard Cellular Systems, Inc.
     Class A                                              13,200             266
   Varian Associates, Inc.                                 6,800             325
*  Varity Corp.                                            8,900             330
*  Vencor, Inc.                                           19,185             624
*  Viacom International Class A                           13,744             631
*  Viacom International Class B                            6,306             299
*  Viking Office Products                                  8,200             382
*  Vishay Intertechnology, Inc.                            9,720             306
*  Vons Cos., Inc.                                        11,300             319
   WMX Technologies Inc.                                  27,100             810
   Wal-Mart Stores, Inc.                                  79,300           1,774
   Walgreen Co.                                           15,600             466
   Warnaco Group                                           9,300             233
   Watts Industries Class A                                7,000             163
   Wausau Paper Mills Co.                                  6,780             186
   Wellman, Inc.                                           6,300             143
*  Wellpoint Health Networks, Inc.
     Class A                                               9,000             289
   Werner Enterprises, Inc.                                4,000              80
   Wesco Financial Corp.                                   1,600             291
*  Western Atlas Inc.                                      7,200             364
*  Western Digital Corp.                                  16,800             300
   Western National Corp.                                  8,500             137
   Westinghouse Electric Corp.                            23,500             388
   Wheelabrator Technologies                              19,900             333
*  Wisconsin Central
     Transportation Corp.                                  5,000             327
   Woolworth Corp.                                        22,700             295
*  WorldCom, Inc.                                         18,078             640
   Wrigley (Wm.) Jr. Co.                                   1,900             100
*  Xilinx, Inc.                                           12,500             380
   Xtra Corp.                                              3,500             149
   York International Corp.                                7,700             362
   Zurich Reinsurance Centre
     Holdings, Inc.                                        9,100             276
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $211,318)                                                       253,738
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENT (1.2%)
--------------------------------------------------------------------------------
                                                            Face
                                                          Amount
                                                           (000)
                                                         -------
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
     Obligations in a Pooled Cash
     Account 5.89%, 1/2/96
     (Cost $3,101)                                        $3,101           3,101
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
   (Cost $214,419)                                                       256,839
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
   Other Assets--Notes B and E                                             6,893
   Liabilities--Note E                                                    (9,499)
                                                                        --------
                                                                          (2,606)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
   Applicable to 19,146,781 outstanding
     $.001 par value shares
     (authorized 250,000,000 shares)                                    $254,233
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                 $13.28
================================================================================

 + See Note A to Financial Statements.

 * Non-Income Producing Security.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1995,
   NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          Amount             Per
                                                           (000)           Share
                                                        --------         -------
   PAID IN CAPITAL                                      $213,388          $11.14
   OVERDISTRIBUTED NET
      INVESTMENT INCOME                                     (166)           (.01)
   ACCUMULATED NET
      REALIZED LOSSES--NOTE C                             (1,409)           (.07)
   UNREALIZED APPRECIATION OF
      INVESTMENTS--NOTE D                                 42,420            2.22
--------------------------------------------------------------------------------
NET ASSETS                                              $254,233          $13.28
--------------------------------------------------------------------------------

                                                                          Market
BALANCED                                                                   Value
PORTFOLIO (continued)                                     Shares          (000)+
--------------------------------------------------------------------------------
COMMON STOCKS (47.1%)
--------------------------------------------------------------------------------
*  ADC Telecommunications, Inc.                              400        $     14
   AGCO Corp.                                                400              20
*  ALZA Corp.                                              1,100              27
*  AMR Corp.                                                 600              44
   AT&T Corp.                                              6,300             408
   Abbott Laboratories, Inc.                               3,300             138
*  Adaptec, Inc.                                             900              37
   Adobe Systems, Inc.                                       600              37
*  Advanced Micro Devices, Inc.                            1,100              18
   Advanta Corp. Class A                                     200               7
*  Airgas, Inc.                                            1,000              33
*  AirTouch Communications                                 2,900              82
   Albertson's, Inc.                                       1,500              49
   Alexander & Alexander Services, Inc.                      400               8
*  Alleghany Corp.                                           102              20
   AlliedSignal Inc.                                       1,700              81
*  Alumax, Inc.                                              700              21
   Aluminum Co. of America                                 1,100              58
*  Amdahl Corp.                                            2,300              19
   Amerada Hess Corp.                                        200              11
   American International Group, Inc.                      1,800             166
*  American Power Conversion Corp.                           400               4
   American Re Corp.                                         800              33
*  Amgen, Inc.                                             1,600              95
   Amoco Corp.                                             2,300             165
*  Amphenol Corp.                                            400              10
   Anadarko Petroleum Corp.                                  600              32
*  Analog Devices, Inc.                                    1,000              35
*  Andrew Corp.                                              600              23
*  Anixter International Inc.                              1,400              26
*  Applied Materials, Inc.                                 1,200              47
   Archer-Daniels-Midland Co.                              3,780              68
*  Arrow Electronics, Inc.                                   700              30
*  Associated Group, Inc.                                     50               1
*  Associated Group, Inc. Class B                             50               1
*  Atmel Corp.                                             1,200              26
   Automatic Data Processing, Inc.                           800              59
*  AutoZone, Inc.                                          1,100              32
   BHC Communications, Inc. Class A                          300              28
*  BMC Software, Inc.                                      1,000              42
   BankAmerica Corp.                                       1,800             116
*  Barnes & Noble Inc.                                       700              20
   Battle Mountain Gold Co. Class A                          600               5
*  Bay Networks                                            1,035              42
*  Bed Bath & Beyond, Inc.                                   200               8
*  Best Buy, Inc.                                            800              13
*  Bethlehem Steel Corp.                                   1,300              18
*  Beverly Enterprises Inc.                                1,600              17
*  Biogen, Inc.                                              600              37
*  Biomet, Inc.                                            1,600              28
   The Boeing Co.                                          1,600             125
*  Boston Scientific Corp.                                 1,100              54
*  Boyd Gaming Corp.                                         600               7
*  Burlington Coat Factory
     Warehouse Corp.                                       1,600              16
*  Burlington Industries                                   1,500              20
   Burlington Northern Santa Fe Corp.                        646              50
   Burlington Resources, Inc.                                300              12
*  CNA Financial Corp.                                       400              45
*  CUC International, Inc.                                 1,200              41
*  Cabletron Systems, Inc.                                   650              53
*  Cablevision Systems Corp. Class B                         400              22
*  California Energy Co.                                     800              16
   Capital Cities/ABC, Inc.                                  800              99
   Capital One Financial Corp.                               900              21
   Cardinal Health, Inc.                                     600              33
   Caremark International, Inc.                            1,200              22
   Caterpillar, Inc.                                       1,100              65
   Centex Corp.                                              200               7
*  Century Communications Corp.
     Class A                                               2,800              22
*  Ceridian Corp.                                            800              33
   Champion International Corp.                              900              38
*  Cheyenne Software, Inc.                                   600              16
*  Chiron Corp.                                              485              53
*  Chris-Craft Industries, Inc.                              721              31
   Chrysler Corp.                                          1,566              87
   CINergy Corp.                                             700              21
   Cintas Corp.                                              200               9
   Circuit City Stores, Inc.                               1,000              28
*  Circus Circus Enterprises Inc.                          1,200              33
*  Cirrus Logic                                            1,600              32
*  Cisco Systems, Inc.                                     1,400             104
   Citicorp                                                1,800             121
   Clayton Homes Inc.                                      2,031              43
   The Coca-Cola Co.                                       4,900             364
   Coca-Cola Enterprises, Inc.                             1,300              35
*  Coleman Inc.                                              700              24
*  Coltec Inc.                                             2,200              26
*  Columbia Gas Systems, Inc.                                600              26
   Columbia/HCA Healthcare Corp.                           2,268             115
   Comcast Corp. Class A Special                           1,600              29
*  COMPAQ Computer Corp.                                   1,600              77
   Computer Associates
     International, Inc.                                   1,050              60
*  Computer Sciences Corp.                                   600              42
*  Conner Peripherals, Inc.                                1,800              38
   Conseco Co., Inc.                                         600              38
   Consolidated Freightways, Inc.                            900              24
*  Consolidated Stores, Inc.                               1,400              30

                                                                          Market
                                                                           Value
                                                          Shares          (000)+
--------------------------------------------------------------------------------
*  Cordis Corp.                                              400        $     40
*  Cox Communications Class A                              1,600              31
   Cracker Barrel Old Country
     Stores, Inc.                                          1,100              19
*  Crown Cork & Seal Co., Inc.                               900              38
*  DSC Communications Corp.                                  900              33
   Danaher Corp.                                           1,000              32
   Dean Witter Discover & Co.                                900              42
*  Dell Computer                                           1,200              42
   Delta Air Lines, Inc.                                     500              37
   Dentsply International                                    700              28
*  Department 56 Inc.                                        700              27
*  Digital Equipment Corp.                                 1,100              71
   Dillard Department Stores Class A                       1,000              29
*  Dime Bancorp, Inc.                                      3,000              35
   The Walt Disney Co.                                     2,400             142
   E.I. du Pont de Nemours & Co.                           2,500             175
*  EMC Corp.                                               2,000              31
*  ENSCO International, Inc.                               1,000              23
*  Eckerd Corp.                                            1,000              45
*  Electronic Arts                                         1,200              31
   Emerson Electric Co.                                    1,200              98
   Enron Oil & Gas Co.                                     1,000              24
   The Equitable Cos.                                        400              10
   Exxon Corp.                                             4,900             393
*  FHP International Corp.                                   800              22
*  FMC Corp.                                                 400              27
*  Federal Express Corp.                                     500              37
   Federal Home Loan Mortgage Corp.                          900              75
   Federal National Mortgage Assn.                         1,300             161
*  Federated Department Stores                             1,800              50
   First Data Corp.                                        1,392              93
   First USA Inc.                                            700              31
*  FIserv, Inc.                                            1,000              30
   Fluor Corp.                                               200              13
*  Forest Laboratories, Inc.                                 600              27
*  Foundation Health Co.                                     700              30
   Franklin Resources Corp.                                  200              10
   Freeport-McMoRan Copper &
     Gold Inc. Class B                                     1,263              36
   Freeport-McMoRan, Inc.                                    816              30
   Frontier Corp.                                          1,600              48
*  Fruit of the Loom, Inc.                                   900              22
   The Gap, Inc.                                             200               8
*  Gateway 2000 Inc.                                       1,100              27
   General Electric Co.                                    6,600             475
*  General Instrument                                        900              21
   General Motors Corp.                                    3,200             169
   General Motors Corp. Class E                            1,600              83
*  General Nutrition Cos., Inc.                            2,000              46
   General Re Corp.                                          500              78
*  Genzyme Corp.                                             800              50
*  Genzyme Corp. Tissue Repair                               108               2
   Georgia Gulf Corp.                                        600              18
   Gillette Co.                                            2,200             115
*  Glenayre Technologies, Inc.                               900              56
   Golden West Financial Corp.                               600              33
   Great Lakes Chemical Corp.                                500              36
   Green Tree Financial Corp.                                400              11
*  Gtech Holdings Corp.                                    1,200              31
   HBO and Co.                                               600              46
*  HFS Inc.                                                  900              74
   Harley-Davidson, Inc.                                     400              12
*  Harrah's Entertainment, Inc.                            1,400              34
   Hasbro, Inc.                                              900              28
*  Health Management Associates
     Class A                                               1,500              39
*  Health Systems                                            800              26
*  Healthcare & Retirement Corp.                             800              28
*  HealthCare Compare Corp.                                  800              35
   Healthsource, Inc.                                      1,200              43
*  HEALTHSOUTH Corp.                                       1,200              35
   Hewlett-Packard Co.                                     1,800             151
   Home Depot, Inc.                                        2,500             120
*  Home Shopping Network, Inc.                             2,000              18
   Homestake Mining Co.                                      400               6
*  Host Marriott                                           2,100              28
*  Humana, Inc.                                            2,000              55
   IBP, Inc.                                                 700              35
   IMC Global Inc.                                         1,200              49
*  ITT Corp.                                                 600              32
*  ITT Hartford Group, Inc.                                  600              29
   ITT Industries, Inc.                                      600              14
   Illinois Tool Works, Inc.                                 800              47
*  Infinity Broadcasting Corp.                             2,050              76
*  Informix Corp.                                          1,800              54
*  Integrated Device Technology Inc.                       1,600              21
   Intel Corp.                                             3,300             187
   International Business
     Machines Corp.                                        2,400             220
   International Game Technology                             400               4
   International Paper Co.                                 1,500              57
   International Specialty Products, Inc.                  2,900              32
*  Intuit, Inc.                                              800              62
   IVAX Corp.                                              1,200              34
   Johnson & Johnson                                       2,700             231
*  Jones Apparel Group, Inc.                                 900              35
*  KLA Instruments Corp.                                   1,000              26
   Kansas City Southern Industries, Inc.                     200               9
   Kellogg Co.                                               900              70
   Kimberly-Clark Corp.                                      936              77
*  King World Productions, Inc.                              700              27

                                                                          Market
BALANCED                                                                   Value
PORTFOLIO (continued)                                     Shares          (000)+
--------------------------------------------------------------------------------
*  Kohls Corp.                                               600        $     32
*  Komag, Inc.                                               400              18
*  The Kroger Co.                                            900              34
   LSI Logic Corp.                                         1,200              39
*  LTV Corp.                                               2,000              28
   La Quinta Inns Inc.                                       300               8
*  Laboratory Corp. of America                             1,152              11
*  LAM Research Corp.                                        700              32
*  Lear Seating Corp.                                      1,100              32
   Lehman Brothers Holdings, Inc.                            400               9
   Leucadia National Corp.                                 1,200              30
*  Liberty Media Group Class A                               675              18
*  Lin Television                                            750              22
*  Litton Industries, Inc.                                   700              31
   Lockheed Martin Corp.                                   1,100              87
   Loews Corp.                                               600              47
   Lowes Cos., Inc.                                        1,400              47
   MCI Communications Corp.                                3,500              91
*  MFS Communications Co., Inc.                              600              32
   MGIC Investment Corp.                                     700              38
*  MGM Grand Inc.                                            800              18
*  Magma Copper Co. Class B                                1,200              33
   Manor Care Inc.                                           800              28
   Manpower Inc.                                             900              25
*  Manville Corp.                                          2,500              33
   Mark IV Industries, Inc.                                  420               8
*  Marquette Electronics Class A                           1,100              22
   Martin Marietta Materials, Inc.                           400               8
*  Marvel Entertainment Group                              1,400              18
   Mattel, Inc.                                            1,750              54
*  Maxim Integrated Products, Inc.                           400              15
   McDonald's Corp.                                        3,000             135
   McDonnell Douglas Corp.                                   900              83
*  Medaphis Corp.                                          1,400              52
   Medtronic, Inc.                                         1,600              89
   Merck & Co., Inc.                                       5,000             329
   Merrill Lynch & Co., Inc.                               1,200              61
*  Micro Warehouse Inc.                                      700              30
   Micron Technology Inc.                                  1,200              48
*  Microsoft Corp.                                         1,800             158
*  Mid Atlantic Medical Services                           1,000              24
   Minnesota Mining &
     Manufacturing Co.                                     1,900             126
*  Mirage Resorts, Inc.                                    1,000              35
   Mobil Corp.                                             1,700             190
   Molex, Inc.                                               937              30
   Motorola, Inc.                                          2,600             148
*  National Semiconductor Corp.                            1,300              29
*  Navistar International Corp.                            1,400              15
   Newmont Gold Co.                                          200               9
   Newmont Mining Corp.                                      200               9
*  Nextel Communications                                   1,700              25
   Nike, Inc. Class B                                        600              42
*  Nine West Group, Inc.                                     800              30
   Noble Affiliates, Inc.                                    200               6
   Nordstrom, Inc.                                           200               8
*  Northwest Airlines Corp. Class A                        1,200              61
*  Novell, Inc.                                            1,800              25
   Nucor Corp.                                               400              23
*  Office Depot, Inc.                                      1,000              20
   Olsten Corp.                                              200               8
*  Oracle Corp.                                            1,800              76
*  OrNda Healthcorp                                        1,300              30
*  Oryx Energy Co.                                         2,500              33
*  Outback Steakhouse                                        200               7
*  Owens-Corning Fiberglas Corp.                             700              31
*  Owens-Illinois, Inc.                                    2,000              29
*  Oxford Health Plan                                        800              59
*  Pacificare Health Systems Inc. Class A                    400              34
*  Paging Network Inc.                                     1,600              38
*  Parametric Technology Corp.                               800              53
   Pep Boys (Manny, Moe & Jack)                              200               5
   PepsiCo, Inc.                                           3,400             190
*  Perrigo Co.                                             1,700              20
*  Petsmart, Inc.                                            900              28
   Pfizer, Inc.                                            2,800             176
*  Pharmacia & Upjohn, Inc.                                2,500              97
   Philip Morris Cos., Inc.                                3,400             308
*  Physician Corp. of America                              1,200              20
   Pittston Services Group                                   800              25
   Pogo Producing Co.                                      1,200              34
*  Policy Management Systems Corp.                           600              29
*  Price/Costco Inc.                                       2,400              37
   Price Enterprises, Inc.                                 1,400              21
   Procter & Gamble Co.                                    2,800             232
   Progressive Corp. of Ohio                                 600              29
*  Promus Hotel Corp.                                        400               9
*  Qualcomm, Inc.                                          1,000              43
*  Quantum Corp.                                           1,400              23
   RJR Nabisco Holdings Corp.                              2,140              66
   Raychem Corp.                                             200              11
   Raytheon Co.                                            1,400              66
   Reebok International Ltd.                                 200               6
*  Revco Drug Stores, Inc.                                 1,100              31
   SBC Communications Inc.                                 2,572             148
*  SPS Transaction Services                                  700              21
*  Safeway, Inc.                                           1,200              62
   St. Joe Paper Co.                                         400              22
*  St. Jude Medical, Inc.                                  1,200              51
   Salomon, Inc.                                             300              11
*  Santa Fe Energy Resources, Inc.                         1,600              15
   Santa Fe Pacific Gold Corp.                             1,640              20

                                                                          Market
                                                                           Value
                                                          Shares          (000)+
--------------------------------------------------------------------------------
*  R. P. Scherer Corp.                                       600        $     29
*  Scholastic Corp.                                          600              47
   Charles Schwab Corp.                                    2,000              40
   Scientific-Atlanta, Inc.                                  400               6
*  Seagate Technology                                      1,000              48
*  Seagull Energy Corp.                                      900              20
   Sensormatic Electronics Corp.                             200               3
*  Service Merchandise Co., Inc.                           3,800              19
*  Shoney's Inc.                                           1,500              15
*  Silicon Graphics, Inc.                                  1,000              28
*  Solectron Corp.                                           800              35
*  Southern Pacific Rail Corp.                             1,100              26
*  Southland Corp.                                         4,100              13
   Southwest Airlines Co.                                  1,600              37
   Sprint Corp.                                            2,000              80
*  Staples, Inc.                                           1,500              37
*  Starbucks Corp.                                           400               8
   Stewart & Stevenson Services, Inc.                        700              18
   Stewart Enterprises, Inc. Class A                       1,000              37
   Stone Container Corp.                                     900              13
*  Stop & Shop Cos. Inc.                                     800              19
*  Storage Technology Corp.                                  800              19
*  StrataCom, Inc.                                           600              44
   Stryker Corp.                                             600              31
*  Sun Microsystems, Inc.                                  1,800              82
   SunAmerica Inc.                                           300              14
   Sunbeam Corp.                                           1,800              27
   Superior Industries
     International, Inc.                                     200               5
*  Sybase, Inc.                                              700              25
*  Sybron Corp.                                            1,400              33
*  Synopsys, Inc.                                          1,200              46
   Talbots Inc.                                              200               6
*  Tandem Computers, Inc.                                  1,300              14
*  Tele-Communications, Inc. Class A                       3,300              66
   Teledyne Inc.                                             300               8
   Telephone & Data Systems, Inc.                            200               8
*  Tellabs, Inc.                                           1,200              44
*  Tenet Healthcare Corp.                                  2,562              53
   Tenneco, Inc.                                           1,200              60
*  Teradyne, Inc.                                          1,400              35
   Texas Instruments, Inc.                                 1,000              52
*  Thermo Electron Corp.                                     900              47
*  Thermo Instrument Systems, Inc.                         1,050              35
*  3 Com Corp.                                             1,200              56
   Time Warner, Inc.                                       2,000              76
   Total System Services, Inc.                               400              12
*  Toys R Us, Inc.                                           700              15
   Transatlantic Holdings                                    400              29
*  TransTexas Gas Corp.                                    2,000              27
   Travelers Group Inc.                                    1,600             101
   Trimas Corp.                                              200               4
*  Triton Energy Corp.                                       700              40
   Turner Broadcasting Class B                             1,000              26
*  20th Century Industries of CA                           1,300              26
   Tyco International Ltd.                                 1,434              51
   Tyson Foods, Inc.                                       1,000              26
*  UAL Corp.                                                 300              54
*  USG Corp.                                               1,100              33
*  Unisys Corp.                                            1,700              10
   United Healthcare Corp.                                 1,000              66
*  United States Cellular                                    700              24
   U.S. Healthcare, Inc.                                   1,200              56
   United States Surgical Corp.                              300               6
*  U S WEST Media Group                                    3,200              61
*  Value Health, Inc.                                        600              17
*  Vanguard Cellular Systems, Inc.
     Class A                                                 800              16
   Varian Associates, Inc.                                   200              10
*  Varity Corp.                                              700              26
*  Viacom International Class A                            1,148              53
*  Viacom International Class B                              363              17
*  Viking Office Products                                    700              33
*  Vishay Intertechnology, Inc.                            1,260              40
*  Vons Cos., Inc.                                         1,100              31
   WMX Technologies Inc.                                   2,400              72
   Wal-Mart Stores, Inc.                                   6,300             141
   Walgreen Co.                                            1,500              45
   Warnaco Group                                           1,300              33
   Wellman, Inc.                                             200               5
*  Wellpoint Health Networks, Inc.
     Class A                                                 800              26
*  Western Atlas Inc.                                        600              30
   Wheelabrator Technologies                               1,500              25
*  WorldCom, Inc.                                          1,381              49
*  Xilinx, Inc.                                            1,200              36
   York International Corp.                                  600              28
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $14,200)                                                         18,255
--------------------------------------------------------------------------------

MUNICIPAL BONDS (55.5%)
--------------------------------------------------------------------------------
                                                             Face
                                                           Amount
                                                            (000)
                                                         --------
ALASKA (2.9%)
   North Slope Borough GO
     7.50%, 6/30/01 (3)                                    $1,000          1,145
                                                                        --------
--------------------------------------------------------------------------------
CALIFORNIA (6.1%)
   California GO
     6.40%, 2/1/06 (1)                                        500            565
     10.00%, 4/1/98                                           400            451
   Los Angeles Waste Water System
     5.75%, 6/1/10 (1)                                        400            418

                                                            Face          Market
BALANCED                                                  Amount           Value
PORTFOLIO (continued)                                      (000)          (000)+
--------------------------------------------------------------------------------
   San Diego County TRAN
     4.50%, 9/30/96                                      $   200        $    201
   Univ. of California Regents Rev.
     12.00%, 9/1/03 (2)                                      500             737
                                                                        --------
          STATE TOTAL                                                      2,372
                                                                        --------
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA (3.5%)
   District of Columbia GO
     6.75%, 6/1/05 (2)                                     1,250           1,354
                                                                        --------
--------------------------------------------------------------------------------
FLORIDA (5.6%)
   Dade County School Dist.
     7.375%, 7/1/99 (Prere.)                                 400             450
   Dade County Water & Sewer
     System Rev. VRDO
     4.90%, 1/3/96 (3)                                     1,565           1,565
   Hillsborough County Industrial
     Development Auth. PCR VRDO
     (Tampa Electric Co.)
     6.00%, 1/3/96                                           145             145
                                                                        --------
          STATE TOTAL                                                      2,160
                                                                        --------
--------------------------------------------------------------------------------
ILLINOIS (1.2%)
   Illinois Sales Tax Rev.
     7.20%, 6/1/99 (Prere.)                                  400             447
                                                                        --------
--------------------------------------------------------------------------------
KENTUCKY (1.1%)
   Kentucky Property & Buildings
     Comm. Rev.
     5.80%, 9/1/06                                           400             425
                                                                        --------
--------------------------------------------------------------------------------
MARYLAND (1.1%)
   Maryland Dept. of Transportation
     5.20%, 9/15/04                                          400             417
                                                                        --------
--------------------------------------------------------------------------------
MASSACHUSETTS (5.3%)
   Massachusetts Bay Transportation
     Auth. TRAN
     6.25%, 3/1/05                                           500             555
   Massachusetts GO
     7.25%, 7/1/98 (Prere.)                                  500             545
   Massachusetts Industrial
     Finance Agency Rev.
     (Refusetech Inc. Project)
     6.30%, 7/1/05                                           600             635
   Massachusetts Water
     Resources Auth.
     5.75%, 8/1/10 (1)                                       300             315
                                                                        --------
          STATE TOTAL                                                      2,050
                                                                        --------
--------------------------------------------------------------------------------
MICHIGAN (5.9%)
   Dickinson County Memorial
     Hosp. System Rev.
     7.625%, 11/1/05                                         500             527
   Michigan Environmental
     Protection Program
     6.25%, 11/1/08                                        1,000           1,129
   Michigan Housing Development
     Auth. Rental Housing Rev.
     6.30%, 4/1/04                                           600             638
                                                                        --------
          STATE TOTAL                                                      2,294
                                                                        --------
--------------------------------------------------------------------------------
NEVADA (1.6%)
   Clark County Airport System
     Rev. VRDO
     5.15%, 1/3/96 (1)                                       620             620
                                                                        --------
--------------------------------------------------------------------------------
NEW JERSEY (2.5%)
   New Jersey Economic Development
     Auth. Market Transition Facility
     5.70%, 7/1/05 (1)                                       400             428
   New Jersey Health Care
     Facilities Finance Auth.
     (Atlantic City Medical Center)
     6.80%, 7/1/05                                           500             546
                                                                        --------
          STATE TOTAL                                                        974
                                                                        --------
--------------------------------------------------------------------------------
NEW YORK (8.0%)
   New York City GO
     RAN 4.75%, 6/28/96 (LOC)                              1,000           1,006
     6.375%, 8/15/09                                         640             667
   New York Environmental Facilities
     Corp. PCR
     6.35%, 6/15/06                                          520             580
   New York State Dormitory Auth.
     (State Univ.)
     5.375%, 5/15/07 (2)                                     400             417
   New York State Thruway Service
     Contract Local Highway/Building
     5.40%, 4/1/05 (1)                                       400             419
                                                                        --------
          STATE TOTAL                                                      3,089
                                                                        --------
--------------------------------------------------------------------------------
OHIO (4.7%)
   Ohio Public Facilities Comm.
     5.50%, 12/1/06 (1)                                      400             421
   Ohio Water Development Auth.
     5.75%, 12/1/05 (1)                                      540             579
     6.00%, 12/1/08 (2)                                      750             812
                                                                        --------
          STATE TOTAL                                                      1,812
                                                                        --------
--------------------------------------------------------------------------------
PENNSYLVANIA (1.5%)
   Pennsylvania Turnpike Comm. Rev.
     7.625%, 12/1/99 (Prere.)                                500             572
                                                                        --------
--------------------------------------------------------------------------------

                                                            Face          Market
                                                          Amount           Value
                                                           (000)          (000)+
--------------------------------------------------------------------------------
TEXAS (2.7%)
   Houston Hotel Occupancy
     5.25%, 7/1/07 (4)                                    $  500        $    508
   San Antonio Water Rev.
     6.50%, 5/15/10 (1)                                      500             551
                                                                        --------
          STATE TOTAL                                                      1,059
                                                                        --------
--------------------------------------------------------------------------------
WEST VIRGINIA (1.8%)
   West Virginia School Building Auth.
     Capital Improvement Rev.
     5.625%, 7/1/02                                          655             698
                                                                        --------
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (Cost $20,616)                                                         21,488
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%)
   (Cost $34,816)                                                         39,743
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
--------------------------------------------------------------------------------
   Other Assets--Note B                                                      686
   Liabilities                                                            (1,692)
                                                                        --------
                                                                          (1,006)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
   Applicable to 3,268,656 outstanding
     $.001 par value shares
     (authorized 250,000,000 shares)                                     $38,737
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                 $11.85
================================================================================

 + See Note A to Financial Statements.

 * Non-Income Producing Security.

--------------------------------------------------------------------------------
AT DECEMBER 31, 1995,
   NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          Amount             Per
                                                           (000)           Share
                                                         -------         -------
   PAID IN CAPITAL                                       $33,878          $10.36
   OVERDISTRIBUTED NET
     INVESTMENT INCOME                                       (25)           (.01)
   ACCUMULATED NET
     REALIZED LOSSES--NOTE C                                 (43)           (.01)
   UNREALIZED APPRECIATION OF
     INVESTMENTS--NOTE D                                   4,927            1.51
--------------------------------------------------------------------------------
NET ASSETS                                               $38,737          $11.85
--------------------------------------------------------------------------------

GO=General Obligation
PCR=Pollution Control Revenue
RAN=Revenue Anticipation Note
TRAN=Tax Revenue Anticipation Note
VRDO=Variable Rate Demand Obligation
(Prere.)=Prerefunded

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association)
(2) AMBAC (AMBAC Indemnity Corporation)
(3) FGIC (Financial Guaranty Insurance Company)
(4) FSA (Financial Security Assurance)
The insurance does not guarantee the market value of the
municipal bonds.

(LOC)=Scheduled principal and interest payments are guaranteed by bank letter of credit.

                            STATEMENT OF OPERATIONS

                                                              GROWTH AND                      CAPITAL
                                                                  INCOME                 APPRECIATION                    BALANCED
                                                               PORTFOLIO                    PORTFOLIO                   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended                   Year Ended                  Year Ended
                                                            December 31,                 December 31,                December 31,
                                                                    1995                         1995                        1995
                                                                   (000)                        (000)                       (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Dividends   . . . . . . . . . . . . . . . . .              $ 1,514                      $ 1,733                      $  132
      Interest  . . . . . . . . . . . . . . . . . .                   37                          140                         804
---------------------------------------------------------------------------------------------------------------------------------
               Total Income   . . . . . . . . . . .                1,551                        1,873                         936
---------------------------------------------------------------------------------------------------------------------------------
   EXPENSES
      The Vanguard Group--Note B
         Investment Advisory Services   . . . . . .    $24                         $ 47                         $35
         Management and Administrative  . . . . . .     43                          176                          --
         Marketing and Distribution   . . . . . . .     11            78             34           257             6            41
                                                       ---                         ----                         ---
      Taxes (other than income taxes)   . . . . . .                    5                           12                           2
      Custodian Fees    . . . . . . . . . . . . . .                   22                           24                           2
      Auditing Fees   . . . . . . . . . . . . . . .                    7                            7                           7
      Shareholders' Reports   . . . . . . . . . . .                    8                           23                           6
      Annual Meeting and Proxy Costs  . . . . . . .                   --                            1                          --
---------------------------------------------------------------------------------------------------------------------------------
               Total Expenses   . . . . . . . . . .                  120                          324                          58
---------------------------------------------------------------------------------------------------------------------------------
                  Net Investment Income   . . . . .                1,431                        1,549                         878
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT
   SECURITIES SOLD      . . . . . . . . . . . . . .                 (301)                      (1,441)                        (45)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)
   OF INVESTMENT SECURITIES   . . . . . . . . . . .               17,169                       42,784                       5,151
---------------------------------------------------------------------------------------------------------------------------------
                  Net Increase in Net Assets
                     Resulting from Operations  . .              $18,299                      $42,892                      $5,984
=================================================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             GROWTH AND                     CAPITAL
                                                                                 INCOME                APPRECIATION
                                                                              PORTFOLIO                   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED     July 25 to    YEAR ENDED    July 25 to
                                                                DEC. 31,       Dec. 31,      DEC. 31,      Dec. 31,
                                                                    1995           1994          1995          1994
                                                                   (000)          (000)         (000)         (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . .      $ 1,431        $   225      $  1,549       $   238
   Realized Net Gain (Loss)   . . . . . . . . . . . . . . .         (301)             2        (1,441)           32
   Change in Unrealized Appreciation (Depreciation)   . . .       17,169           (425)       42,784          (364)
-------------------------------------------------------------------------------------------------------------------
            Net Increase (Decrease) in
               Net Assets Resulting from Operations   . . .       18,299           (198)       42,892           (94)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . .       (1,444)          (241)       (1,680)         (273)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . .           --             --            --            --
-------------------------------------------------------------------------------------------------------------------
            Total Distributions   . . . . . . . . . . . . .       (1,444)          (241)       (1,680)         (273)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued      --Regular  . . . . . . . . . . . . . . . . .       35,411         12,242       107,926        42,711
               --In Lieu of Cash Distributions  . . . . . .        1,024            164         1,361           250
               --Exchange   . . . . . . . . . . . . . . . .       14,409         19,462        35,109        27,039
   Redeemed    --Regular  . . . . . . . . . . . . . . . . .         (182)           (10)         (466)          (73)
               --Exchange   . . . . . . . . . . . . . . . .         (589)           (10)         (559)          (10)
-------------------------------------------------------------------------------------------------------------------
            Net Increase from Capital
               Share Transactions   . . . . . . . . . . . .       50,073         31,848       143,371        69,917
-------------------------------------------------------------------------------------------------------------------
            Total Increase  . . . . . . . . . . . . . . . .       66,928         31,409       184,583        69,550
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period--Note F  . . . . . . . . . . . . . .       31,409             --        69,650           100
-------------------------------------------------------------------------------------------------------------------
   End of Period (3)  . . . . . . . . . . . . . . . . . . .      $98,337        $31,409      $254,233       $69,650
===================================================================================================================
   (1)   Distributions Per Share
         Net Investment Income  . . . . . . . . . . . . . .         $.25           $.09          $.09          $.04
         Realized Net Gain  . . . . . . . . . . . . . . . .           --             --            --            --
-------------------------------------------------------------------------------------------------------------------
   (2)   Shares Issued and Redeemed
         Issued   . . . . . . . . . . . . . . . . . . . . .        4,239          3,200        12,127         6,976
         Issued in Lieu of
            Cash Distributions  . . . . . . . . . . . . . .           84             17           103            25
         Redeemed   . . . . . . . . . . . . . . . . . . . .          (65)            (2)          (85)           (9)
-------------------------------------------------------------------------------------------------------------------
                                                                   4,258          3,215        12,145         6,992
-------------------------------------------------------------------------------------------------------------------
   (3)   Overdistributed Net Investment Income  . . . . . .      $   (29)       $   (16)     $   (166)      $   (35)
-------------------------------------------------------------------------------------------------------------------

                                                                                                           BALANCED
                                                                                                          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED    July 25 to
                                                                                             DEC. 31,      Dec. 31,
                                                                                                 1995          1994
                                                                                                (000)         (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $   878       $   143
   Realized Net Gain (Loss)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (45)            2
   Change in Unrealized Appreciation (Depreciation)   . . . . . . . . . . . . . . . .           5,151          (224)
-------------------------------------------------------------------------------------------------------------------
            Net Increase (Decrease) in
               Net Assets Resulting from Operations   . . . . . . . . . . . . . . . .           5,984           (79)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (896)         (150)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --            --
-------------------------------------------------------------------------------------------------------------------
            Total Distributions   . . . . . . . . . . . . . . . . . . . . . . . . . .            (896)         (150)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued      --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,592        10,016
               --In Lieu of Cash Distributions  . . . . . . . . . . . . . . . . . . .             790           134
               --Exchange   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,110         7,634
   Redeemed    --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (115)          (42)
               --Exchange   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (220)          (21)
-------------------------------------------------------------------------------------------------------------------
            Net Increase from Capital Share Transactions  . . . . . . . . . . . . . .          16,157        17,721
-------------------------------------------------------------------------------------------------------------------
            Total Increase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          21,245        17,492
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period--Note F  . . . . . . . . . . . . . . . . . . . . . . . . . . .          17,492            --
-------------------------------------------------------------------------------------------------------------------
   End of Period (3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $38,737       $17,492
===================================================================================================================
   (1)   Distributions Per Share
         Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . .            $.32          $.09
         Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --            --
-------------------------------------------------------------------------------------------------------------------
   (2)   Shares Issued and Redeemed
         Issued   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,443         1,779
         Issued in Lieu of Cash Distributions   . . . . . . . . . . . . . . . . . . .              70            14
         Redeemed   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (31)           (7)
-------------------------------------------------------------------------------------------------------------------
                                                                                                1,482         1,786
-------------------------------------------------------------------------------------------------------------------
   (3)   Overdistributed Net Investment Income  . . . . . . . . . . . . . . . . . . .         $   (25)      $    (7)
-------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                                                         GROWTH AND
                                                                                                             INCOME
                                                                                                          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED   July 25+ to
                                                                                             DEC. 31,      Dec. 31,
For a Share Outstanding Throughout Each Period                                                   1995          1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . . . . . . . . . . . .          $ 9.77        $10.00
                                                                                               ------        ------
INVESTMENT OPERATIONS
   Net Investment Income    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             .25           .09
   Net Realized and Unrealized Gain
      (Loss) on Investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3.39          (.23)
                                                                                               ------        ------
         TOTAL FROM INVESTMENT OPERATIONS   . . . . . . . . . . . . . . . . . . . . .            3.64          (.14)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income   . . . . . . . . . . . . . . . . . . . . . .            (.25)         (.09)
   Distributions from Realized Capital Gains  . . . . . . . . . . . . . . . . . . . .              --            --
                                                                                               ------        ------
         TOTAL DISTRIBUTIONS    . . . . . . . . . . . . . . . . . . . . . . . . . . .            (.25)         (.09)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . . . . . . . . . . . . . . . . . .          $13.16       $  9.77
===================================================================================================================
TOTAL RETURN**  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         +37.53%        -1.70%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . . . . . . . . . . . . . . . . . . . .             $98           $31
Ratio of Expenses to Average Net Assets . . . . . . . . . . . . . . . . . . . . . . .            .20%         .20%*
Ratio of Net Investment Income to
   Average Net Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2.37%        2.82%*
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6%            0%
-------------------------------------------------------------------------------------------------------------------

 * Annualized.

** Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held more than one year but less than five years.

 + Subscription period for each Portfolio was July 25, 1994, to September 5,
   1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

                                                                                                            CAPITAL
                                                                                                       APPRECIATION
                                                                                                          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED   July 25+ to
                                                                                             DEC. 31,      Dec. 31,
For a Share Outstanding Throughout Each Period                                                   1995          1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . . . . . . . . . . . .          $ 9.95        $10.00
                                                                                               ------        ------
INVESTMENT OPERATIONS
   Net Investment Income    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             .08           .04
   Net Realized and Unrealized Gain
      (Loss) on Investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3.34          (.05)
                                                                                               ------        ------
         TOTAL FROM INVESTMENT OPERATIONS   . . . . . . . . . . . . . . . . . . . . .            3.42          (.01)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income   . . . . . . . . . . . . . . . . . . . . . .            (.09)         (.04)
   Distributions from Realized Capital Gains  . . . . . . . . . . . . . . . . . . . .              --            --
                                                                                               ------        ------
         TOTAL DISTRIBUTIONS    . . . . . . . . . . . . . . . . . . . . . . . . . . .            (.09)         (.04)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . . . . . . . . . . . . . . . . . .          $13.28        $ 9.95
===================================================================================================================
TOTAL RETURN**  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         +34.38%        -0.50%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . . . . . . . . . . . . . . . . . . . .            $254           $70
Ratio of Expenses to Average Net Assets . . . . . . . . . . . . . . . . . . . . . . .            .20%         .20%*
Ratio of Net Investment Income to
   Average Net Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            .97%        1.26%*
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7%            1%
-------------------------------------------------------------------------------------------------------------------

 * Annualized.

** Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held more than one year but less than five years.

 + Subscription period for each Portfolio was July 25, 1994, to September 5,
   1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

                                                                                                           BALANCED
                                                                                                          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED   July 25+ to
                                                                                             DEC. 31,      Dec. 31,
For a Share Outstanding Throughout Each Period                                                   1995          1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . . . . . . . . . . . .          $ 9.79        $10.00
                                                                                               ------        ------
INVESTMENT OPERATIONS
   Net Investment Income    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             .31           .09
   Net Realized and Unrealized Gain (Loss) on Investments . . . . . . . . . . . . . .            2.07          (.21)
                                                                                               ------        ------
         TOTAL FROM INVESTMENT OPERATIONS   . . . . . . . . . . . . . . . . . . . . .            2.38          (.12)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income   . . . . . . . . . . . . . . . . . . . . . .            (.32)         (.09)
   Distributions from Realized Capital Gains  . . . . . . . . . . . . . . . . . . . .              --            --
                                                                                               ------        ------
         TOTAL DISTRIBUTIONS    . . . . . . . . . . . . . . . . . . . . . . . . . . .            (.32)         (.09)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . . . . . . . . . . . . . . . . . .          $11.85        $ 9.79
===================================================================================================================
TOTAL RETURN**  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         +24.52%        -1.40%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . . . . . . . . . . . . . . . . . . . .             $39           $17
Ratio of Expenses to Average Net Assets . . . . . . . . . . . . . . . . . . . . . . .            .20%            0%
Ratio of Net Investment Income to Average Net Assets  . . . . . . . . . . . . . . . .           3.06%        2.88%*
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5%            0%
-------------------------------------------------------------------------------------------------------------------

 * Annualized.

** Total returns do not reflect the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held more than one year but less than five years.

 + Subscription period for each Portfolio was July 25, 1994, to September 5,
   1994, during which time all assets were held in money market instruments. Performance measurement begins September 6, 1994.

                         NOTES TO FINANCIAL STATEMENTS

Vanguard Tax-Managed Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and consists of the Growth and Income, Capital Appreciation, and Balanced Portfolios.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; such securities not traded are valued at the mean of the latest quoted bid and asked prices. Unlisted securities held by the Growth and Income Portfolio are valued at the latest quoted bid prices; such securities held by the Capital Appreciation Portfolio and the equity portion of the Balanced Portfolio are valued at the mean of the latest quoted bid and asked prices. Municipal bonds are valued utilizing primarily the latest bid prices or, if bid prices are not available, on the basis of valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by an independent pricing service. Temporary cash investments are valued at amortized cost which approximates market value.

2. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Growth and Income and Capital Appreciation Portfolios, along with other members of The Vanguard Group of Investment Companies, transfer uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of this collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums and original issue discounts on municipal bonds are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group, Inc. furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1995, the Fund had contributed capital of $43,000 to Vanguard (included in Other Assets), representing .2% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

C. During the year ended December 31, 1995, purchases and sales of investment securities, other than U.S. Government securities and temporary cash investments, were:

----------------------------------------------------------------------
                                                       (000)
                                             -------------------------
Portfolio                                     Purchases          Sales
----------------------------------------------------------------------
GROWTH AND INCOME                              $ 53,044        $ 3,390
CAPITAL APPRECIATION                            153,680         10,837
BALANCED                                         16,531          1,224
----------------------------------------------------------------------

At December 31, 1995, the Fund had available realized capital losses to offset future taxable capital gains through the following fiscal year ends:

----------------------------------------------------------------------
                                             Expiration
                                        Fiscal Year(s) Ending   Amount
Portfolio                                    December 31        (000)
----------------------------------------------------------------------
GROWTH AND INCOME                             2003-2004         $  301
CAPITAL APPRECIATION                          2003-2004          1,441
BALANCED                                      2003-2004             45
----------------------------------------------------------------------

D. At December 31, 1995, net unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was:

----------------------------------------------------------------------
                                              (000)
                           -------------------------------------------
                           Appreciated     Depreciated  Net Unrealized
Portfolio                  Securities      Securities    Appreciation
----------------------------------------------------------------------
GROWTH AND INCOME            $17,302         $  (558)       $16,744
CAPITAL APPRECIATION          46,954          (4,534)        42,420
BALANCED                       5,180            (253)         4,927
----------------------------------------------------------------------

E. The market value of Capital Appreciation Portfolio securities on loan to broker/dealers at December 31, 1995, was $1,882,000, for which the Portfolio had received cash collateral of $1,971,000.

F. The Fund was organized on July 1, 1994, and its operations up to July 25, 1994, were limited to the sale and issuance of 10,000 shares of common stock of the Capital Appreciation Portfolio to a director and officer of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Vanguard Tax-Managed Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth and Income, Capital Appreciation, and Balanced Portfolios of Vanguard Tax-Managed Fund (the "Fund") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996

                            SPECIAL TAX INFORMATION

                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                         FOR VANGUARD TAX-MANAGED FUND

Corporate shareholders should note that for the year ended December 31, 1995, the percentage of investment income (i.e., dividend income plus short-term capital gains, if any) which qualifies for the intercorporate dividends received deduction is as follows:

                    Growth and Income Portfolio   . . . . . . . . . .   100%
                    Capital Appreciation Portfolio  . . . . . . . . .   100%
                    Balanced Portfolio  . . . . . . . . . . . . . . .   100%*

* The percentage applies only to the taxable ordinary income which has been reported on Form 1099-DIV (85.86% of 1995 income dividends).

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The
Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The
Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc
Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great
Atlantic and Pacific Tea Co., Alco Standard Corp.,
Raytheon Co., Knight-Ridder, Inc., and Massachusetts
Mutual Life Insurance Co.

BRUCE K. MacLAURY, President of The Brookings
Institution; Director of American Express Bank Ltd. and
The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's
Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp.,
Baker Fentress & Co., The Jeffrey Co., and Southern
 New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
Chief Executive Officer of NACCO Industries, Inc.;
Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and
Senior Partner of McKinsey & Co. and President of New
York University; Director of Pacific Gas and Electric Co.
and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco
Brands, Inc.; retired Vice Chairman and Director of RJR
Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
Officer of Rohm & Haas Co.; Director of Cummins
Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
President and Secretary of The Vanguard Group, Inc.;
Secretary of each of the investment companies in The
Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The
Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The
Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD GROUP OFFICERS

ROBERT A. DiSTEFANO                IAN A. MacKINNON
Senior Vice President              Senior Vice President
Information Technology             Fixed Income Group

JEREMY G. DUFFIELD                 F. WILLIAM McNABB III
Senior Vice President              Senior Vice President
Planning & Development             Institutional

JAMES H. GATELY                    RALPH K. PACKARD
Senior Vice President              Senior Vice President
Individual Investor Group          Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS


                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio


                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio
Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio


                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund


                           [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.


                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739


                                   Q870-12/95


ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                           VANGUARD TAX-MANAGED FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through seven.

A bar chart illustrating Growth Stocks versus Value Stocks (Standard & Poor's Growth Index, and Standard & Poor's Value Index), Annual Returns for the years 1990 through 1995 and a bar chart illustrating Large Stocks versus Small Stocks Annual Returns for the years 1990 through 1995 appear at the top of page two.

A line chart illustrating performance between the Growth and Income Portfolio, Standard & Poor's 500 Index, and Average Growth & Income Fund average Annual Total Returns for the period September 6, 1994, to December 31, 1995 appears at the top of page four.

A line chart illustrating performance between Capital Appreciation Portfolio, Russell 1000 Index, and Average Capital Appreciation Fund, average Annual Total Returns for the period September 6, 1994, to December 31, 1995 appears at the top of page four.

A line chart illustrating performance between the Balanced Portfolio, Balanced Composite Index and Average Balanced Fund, average Annual Total Returns for the period September 6, 1994, to December 31, 1995 appears at the top of page five.

A running head featuring an hourglass, compass and telescope, and ships in the background appears at the top of page eight.

A running head featuring open log book, pen and battleships in the background appears at the top of pages nine through thirty four.

A running head featuring an hourglass, compass, and telescope, and ships in the background appears at the top of page thirty five.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page thirty six.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.